EARNINGS RELEASE FINANCIAL SUPPLEMENT

FOURTH QUARTER 2015

JPMORGAN CHASE & CO.
TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	2–3
Consolidated Statements of Income	4
Consolidated Balance Sheets	5
Condensed Average Balance Sheets and Annualized Yields	6
Reconciliation from Reported to Managed Basis	7
Segment Results - Managed Basis	8
Capital and Other Selected Balance Sheet Items	9
Earnings Per Share and Related Information	10

Business Segment Results
Consumer & Community Banking	11–12
Consumer & Business Banking	13
Mortgage Banking	14–16
Card, Commerce Solutions & Auto	17–18
Corporate & Investment Bank	19–21
Commercial Banking	22–23
Asset Management	24–26
Corporate	27–28

Credit-Related Information	29–32

Non-GAAP Financial Measures and Other Notes	33
Glossary of Terms (a)

(a)
Refer to the Glossary of Terms on pages 309–313 of JPMorgan Chase & Co.’s (the “Firm’s”) Annual Report on Form 10-K for the year ended December 31, 2014 (the “2014 Annual Report”) and the Glossary of Terms and Line of Business Metrics on pages 178–184 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2015.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share and ratio data)

	QUARTERLY TRENDS									FULL YEAR
								4Q15 Change					2015 Change
SELECTED INCOME STATEMENT DATA	4Q15		3Q15	2Q15		1Q15	4Q14	3Q15	4Q14	2015		2014	2014
Reported Basis
Total net revenue	$22,885		$22,780	$23,812		$24,066	$22,750	—%	1%	$93,543		$95,112	(2)%
Total noninterest expense	14,263		15,368	14,500		14,883	15,409	(7)	(7)	59,014		61,274	(4)
Pre-provision profit	8,622		7,412	9,312		9,183	7,341	16	17	34,529		33,838	2
Provision for credit losses	1,251		682	935		959	840	83	49	3,827		3,139	22
NET INCOME	5,434		6,804	6,290		5,914	4,931	(20)	10	24,442		21,745	12

Managed Basis (a)
Total net revenue	23,747		23,535	24,531		24,820	23,549	1	1	96,633		97,885	(1)
Total noninterest expense	14,263		15,368	14,500		14,883	15,409	(7)	(7)	59,014		61,274	(4)
Pre-provision profit	9,484		8,167	10,031		9,937	8,140	16	17	37,619		36,611	3
Provision for credit losses	1,251		682	935		959	840	83	49	3,827		3,139	22
NET INCOME	5,434		6,804	6,290		5,914	4,931	(20)	10	24,442		21,745	12

EARNINGS PER SHARE DATA
Net income: Basic	$1.34		$1.70	$1.56		$1.46	$1.20	(21)	12	$6.05		$5.33	14
Diluted	1.32		1.68	1.54		1.45	1.19	(21)	11	6.00		5.29	13
Average shares: Basic	3,674.2		3,694.4	3,707.8		3,725.3	3,730.9	(1)	(2)	3,700.4		3,763.5	(2)
Diluted	3,704.6		3,725.6	3,743.6		3,757.5	3,765.2	(1)	(2)	3,732.8		3,797.5	(2)

MARKET AND PER COMMON SHARE DATA
Market capitalization	$241,899		$224,438	$250,581		$224,818	$232,472	8	4	$241,899		$232,472	4
Common shares at period-end	3,663.5		3,681.1	3,698.1		3,711.1	3,714.8	—	(1)	3,663.5		3,714.8	(1)
Closing share price (b)	$66.03		$60.97	$67.76		$60.58	$62.58	8	6	$66.03		$62.58	6
Book value per share	60.46		59.67	58.49		57.77	56.98	1	6	60.46		56.98	6
Tangible book value per share (c)	48.13		47.36	46.13		45.45	44.60	2	8	48.13		44.60	8
Cash dividends declared per share	0.44		0.44	0.44	(g)	0.40	0.40	—	10	1.72	(g)	1.58	9

FINANCIAL RATIOS (d)
Return on common equity (“ROE”)	9%		12%	11%		11%	9%			11%		10%
Return on tangible common equity (“ROTCE”) (c)	11		15	14		14	11			13		13
Return on assets	0.90		1.11	1.01		0.94	0.78			0.99		0.89

High quality liquid assets (“HQLA”) (in billions) (e)	$496	(h)	$505	$532		$614	$600	(2)	(17)	$496	(h)	$600	(17)

CAPITAL RATIOS (f)
Common equity Tier 1 (“CET1”) capital ratio	11.8%	(h)	11.5%	11.2%		10.7%	10.2%			11.8%	(h)	10.2%
Tier 1 capital ratio	13.5	(h)	13.3	12.8		12.1	11.6			13.5	(h)	11.6
Total capital ratio	15.0	(h)	14.9	14.4		13.7	13.1			15.0	(h)	13.1

Note: Effective October 1, 2015, and January 1, 2015, the Firm adopted new accounting guidance, retrospectively, related to (1) the presentation of debt issuance costs, and (2) investments in affordable housing projects that qualify for the low-income housing tax credit, respectively. For additional information, see Notes 1 and 2 on page 33.

(a)	For a further discussion of managed basis, see Reconciliation from Reported to Managed Basis on page 7.

(b)	Share price shown is from the New York Stock Exchange.

(c)
Tangible book value per share and ROTCE are non-GAAP financial measures. Tangible book value per share represents tangible common equity (“TCE”) divided by common shares at period-end. ROTCE measures the Firm’s annualized earnings as a percentage of tangible common equity. For further discussion of these measures, see page 33.

(d)	Quarterly ratios are based upon annualized amounts.

(e)
HQLA represents the amount of assets that qualify for inclusion in the liquidity coverage ratio under the final U.S. rule (“U.S. LCR”) for 4Q15, 3Q15, 2Q15 and 1Q15 as well as the estimated amount as of 4Q14, prior to the effective date of the final rule. For additional information on HQLA and LCR, see pages 156-157 of the 2014 Annual Report, and page 76 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2015.

(f)	Ratios presented are calculated under the transitional Basel III rules and represent the Collins Floor. See footnote (a) on page 9 for additional information on Basel III and the Collins Floor.

(g)	On May 19, 2015, the Board of Directors increased the quarterly common stock dividend from $0.40 to $0.44 per share.

(h)	Estimated.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							FULL YEAR
						4Q15 Change				2015 Change
	4Q15	3Q15	2Q15	1Q15	4Q14	3Q15	4Q14	2015	2014	2014
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$2,351,698	$2,416,635	$2,449,098	$2,576,619	$2,572,274	(3)%	(9)%	$2,351,698	$2,572,274	(9)%
Loans:
Consumer, excluding credit card loans	344,821	331,969	318,286	305,215	295,374	4	17	344,821	295,374	17
Credit card loans	131,463	126,979	126,025	123,257	131,048	4	—	131,463	131,048	—
Wholesale loans	361,015	350,509	346,936	335,713	330,914	3	9	361,015	330,914	9
Total Loans	837,299	809,457	791,247	764,185	757,336	3	11	837,299	757,336	11
Core loans (a)	732,093	698,988	674,767	641,285	628,785	5	16	732,093	628,785	16

Deposits:
U.S. offices:
Noninterest-bearing	392,721	404,984	432,052	441,245	437,558	(3)	(10)	392,721	437,558	(10)
Interest-bearing	663,004	624,014	611,438	644,228	643,350	6	3	663,004	643,350	3
Non-U.S. offices:
Noninterest-bearing	18,921	20,174	21,777	18,484	19,078	(6)	(1)	18,921	19,078	(1)
Interest-bearing	205,069	223,934	222,065	263,930	263,441	(8)	(22)	205,069	263,441	(22)
Total deposits	1,279,715	1,273,106	1,287,332	1,367,887	1,363,427	1	(6)	1,279,715	1,363,427	(6)

Long-term debt (b)	288,651	292,503	286,240	280,123	276,379	(1)	4	288,651	276,379	4
Common stockholders’ equity	221,505	219,660	216,287	214,371	211,664	1	5	221,505	211,664	5
Total stockholders’ equity	247,573	245,728	241,205	235,864	231,727	1	7	247,573	231,727	7

Loans-to-deposits ratio	65%	64%	61%	56%	56%			65%	56%

Headcount	234,598	235,678	237,459	241,145	241,359	—	(3)	234,598	241,359	(3)

95% CONFIDENCE LEVEL- TOTAL VaR (c)
Average VaR	$49	$54	$42	$43	$40	(9)	23	$47	$43	9

LINE OF BUSINESS NET REVENUE (d)
Consumer & Community Banking	$11,222	$10,879	$11,015	$10,704	$10,949	3	2	$43,820	$44,368	(1)
Corporate & Investment Bank	7,069	8,168	8,723	9,582	7,383	(13)	(4)	33,542	34,595	(3)
Commercial Banking	1,760	1,644	1,739	1,742	1,770	7	(1)	6,885	6,882	—
Asset Management	3,045	2,894	3,175	3,005	3,200	5	(5)	12,119	12,028	1
Corporate	651	(50)	(121)	(213)	247	NM	164	267	12	NM
TOTAL NET REVENUE	$23,747	$23,535	$24,531	$24,820	$23,549	1	1	$96,633	$97,885	(1)

LINE OF BUSINESS NET INCOME
Consumer & Community Banking	$2,407	$2,630	$2,533	$2,219	$2,179	(8)	10	$9,789	$9,185	7
Corporate & Investment Bank	1,748	1,464	2,341	2,537	972	19	80	8,090	6,908	17
Commercial Banking	550	518	525	598	693	6	(21)	2,191	2,635	(17)
Asset Management	507	475	451	502	540	7	(6)	1,935	2,153	(10)
Corporate	222	1,717	440	58	547	(87)	(59)	2,437	864	182
NET INCOME	$5,434	$6,804	$6,290	$5,914	$4,931	(20)	10	$24,442	$21,745	12

See notes 1 and 2 on page 33.

(a)
Loans considered central to the Firm’s ongoing businesses; core loans exclude loans classified as trading assets, runoff portfolios, discontinued portfolios and portfolios the Firm has an intent to exit.

(b)
Included unsecured long-term debt of $211.8 billion, $214.6 billion, $209.1 billion, $209.0 billion and $207.0 billion for the periods ended December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015, and December 31, 2014, respectively.

(c)
As part of the Firm’s continuous evaluation and periodic enhancement of its VaR model calculations, during the second quarter of 2015 the Firm refined the historical proxy time series inputs to certain VaR models to more appropriately reflect the risk exposure from certain asset-backed products. Had these new time series been used as inputs into these VaR models in the first quarter of 2015, the Firm estimates they would have resulted in a reduction to average total VaR of $3 million. The impact of this refinement on all other periods presented was not material. The Firm expects in subsequent quarters to continue to refine the VaR model calculations and times series inputs related to these products. For information regarding CIB VaR, see Corporate & Investment Bank on page 21.

(d)	For a further discussion of managed basis, see Reconciliation from Reported to Managed Basis on page 7.

JPMORGAN CHASE & CO.
CONSOLIDATED STATEMENTS OF INCOME
(in millions, except per share and ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q15 Change				2015 Change
REVENUE	4Q15	3Q15	2Q15	1Q15	4Q14	3Q15	4Q14	2015	2014	2014
Investment banking fees	$1,520	$1,604	$1,833	$1,794	$1,833	(5)%	(17)%	$6,751	$6,542	3%
Principal transactions	1,552	2,367	2,834	3,655	1,335	(34)	16	10,408	10,531	(1)
Lending- and deposit-related fees	1,450	1,463	1,418	1,363	1,454	(1)	—	5,694	5,801	(2)
Asset management, administration and commissions	3,842	3,845	4,015	3,807	4,110	—	(7)	15,509	15,931	(3)
Securities gains	73	33	44	52	29	121	152	202	77	162
Mortgage fees and related income	556	469	783	705	855	19	(35)	2,513	3,563	(29)
Card income	1,431	1,447	1,615	1,431	1,526	(1)	(6)	5,924	6,020	(2)
Other income	1,236	628	586	582	546	97	126	3,032	3,013	1
Noninterest revenue	11,660	11,856	13,128	13,389	11,688	(2)	—	50,033	51,478	(3)
Interest income	13,155	12,739	12,514	12,565	12,951	3	2	50,973	51,531	(1)
Interest expense	1,930	1,815	1,830	1,888	1,889	6	2	7,463	7,897	(5)
Net interest income	11,225	10,924	10,684	10,677	11,062	3	1	43,510	43,634	—
TOTAL NET REVENUE	22,885	22,780	23,812	24,066	22,750	—	1	93,543	95,112	(2)

Provision for credit losses	1,251	682	935	959	840	83	49	3,827	3,139	22

NONINTEREST EXPENSE
Compensation expense	6,693	7,320	7,694	8,043	6,860	(9)	(2)	29,750	30,160	(1)
Occupancy expense	947	965	923	933	1,006	(2)	(6)	3,768	3,909	(4)
Technology, communications and equipment expense	1,657	1,546	1,499	1,491	1,495	7	11	6,193	5,804	7
Professional and outside services	1,824	1,776	1,768	1,634	2,080	3	(12)	7,002	7,705	(9)
Marketing	771	704	642	591	726	10	6	2,708	2,550	6
Other expense (a)	2,371	3,057	1,974	2,191	3,242	(22)	(27)	9,593	11,146	(14)
TOTAL NONINTEREST EXPENSE	14,263	15,368	14,500	14,883	15,409	(7)	(7)	59,014	61,274	(4)
Income before income tax expense	7,371	6,730	8,377	8,224	6,501	10	13	30,702	30,699	—
Income tax expense/(benefit) (b)	1,937	(74)	2,087	2,310	1,570	NM	23	6,260	8,954	(30)
NET INCOME	$5,434	$6,804	$6,290	$5,914	$4,931	(20)	10	$24,442	$21,745	12

NET INCOME PER COMMON SHARE DATA
Basic earnings per share	$1.34	$1.70	$1.56	$1.46	$1.20	(21)	12	$6.05	$5.33	14
Diluted earnings per share	1.32	1.68	1.54	1.45	1.19	(21)	11	6.00	5.29	13

FINANCIAL RATIOS
Return on common equity (c)	9%	12%	11%	11%	9%			11%	10%
Return on tangible common equity (c)(d)	11	15	14	14	11			13	13
Return on assets (c)	0.90	1.11	1.01	0.94	0.78			0.99	0.89
Effective income tax rate (b)	26.3	(1.1)	24.9	28.1	24.2			20.4	29.2
Overhead ratio	62	67	61	62	68			63	64

See notes 1 and 2 on page 33.

(a)
Included Firmwide legal expense of $644 million, $1.3 billion, $291 million, $687 million and $1.1 billion for the three months ended December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015, and December 31, 2014, respectively; and $3.0 billion and $2.9 billion for the full year 2015 and 2014, respectively.

(b)
The three months ended September 30, 2015 and full year 2015 reflected tax benefits of $2.2 billion and $2.9 billion, respectively, which reduced the Firm’s effective tax rate by 32.0% and 9.4%, respectively. The recognition of tax benefits in 2015 resulted from the resolution of various tax audits, as well as the release of U.S. deferred taxes associated with the restructuring of certain non-U.S. entities.

(c)	Quarterly ratios are based upon annualized amounts.

(d)	For further discussion of ROTCE see pages 2 and 33.

JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)
						Dec 31, 2015
						Change
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Dec 31,
	2015	2015	2015	2015	2014	2015	2014
ASSETS
Cash and due from banks	$20,490	$21,258	$24,095	$22,821	$27,831	(4)%	(26)%
Deposits with banks	340,015	376,196	398,807	506,383	484,477	(10)	(30)
Federal funds sold and securities purchased under
resale agreements	212,575	218,467	212,850	219,344	215,803	(3)	(1)
Securities borrowed	98,721	105,668	98,528	108,376	110,435	(7)	(11)
Trading assets:
Debt and equity instruments	284,162	293,040	310,419	317,407	320,013	(3)	(11)
Derivative receivables	59,677	68,668	67,451	81,574	78,975	(13)	(24)
Securities	290,827	306,660	317,795	331,136	348,004	(5)	(16)
Loans	837,299	809,457	791,247	764,185	757,336	3	11
Less: Allowance for loan losses	13,555	13,466	13,915	14,065	14,185	1	(4)
Loans, net of allowance for loan losses	823,744	795,991	777,332	750,120	743,151	3	11
Accrued interest and accounts receivable	46,605	57,926	69,642	70,006	70,079	(20)	(33)
Premises and equipment	14,362	14,709	15,073	14,963	15,133	(2)	(5)
Goodwill	47,325	47,405	47,476	47,453	47,647	—	(1)
Mortgage servicing rights	6,608	6,716	7,571	6,641	7,436	(2)	(11)
Other intangible assets	1,015	1,036	1,091	1,128	1,192	(2)	(15)
Other assets	105,572	102,895	100,968	99,267	102,098	3	3
TOTAL ASSETS	$2,351,698	$2,416,635	$2,449,098	$2,576,619	$2,572,274	(3)	(9)

LIABILITIES
Deposits	$1,279,715	$1,273,106	$1,287,332	$1,367,887	$1,363,427	1	(6)
Federal funds purchased and securities loaned or sold
under repurchase agreements	152,678	180,319	180,897	196,578	192,101	(15)	(21)
Commercial paper	15,562	19,656	42,238	55,655	66,344	(21)	(77)
Other borrowed funds	21,105	27,174	30,061	29,035	30,222	(22)	(30)
Trading liabilities:
Debt and equity instruments	74,107	84,334	80,396	84,437	81,699	(12)	(9)
Derivative payables	52,790	57,140	59,026	73,836	71,116	(8)	(26)
Accounts payable and other liabilities	177,638	187,986	191,749	202,157	206,939	(6)	(14)
Beneficial interests issued by consolidated VIEs	41,879	48,689	49,954	51,047	52,320	(14)	(20)
Long-term debt	288,651	292,503	286,240	280,123	276,379	(1)	4
TOTAL LIABILITIES	2,104,125	2,170,907	2,207,893	2,340,755	2,340,547	(3)	(10)

STOCKHOLDERS’ EQUITY
Preferred stock	26,068	26,068	24,918	21,493	20,063	—	30
Common stock	4,105	4,105	4,105	4,105	4,105	—	—
Additional paid-in capital	92,500	92,316	92,204	92,245	93,270	—	(1)
Retained earnings	146,420	143,050	138,294	134,048	129,977	2	13
Accumulated other comprehensive income	192	751	1,102	2,430	2,189	(74)	(91)
Shares held in RSU Trust, at cost	(21)	(21)	(21)	(21)	(21)	—	—
Treasury stock, at cost	(21,691)	(20,541)	(19,397)	(18,436)	(17,856)	(6)	(21)
TOTAL STOCKHOLDERS’ EQUITY	247,573	245,728	241,205	235,864	231,727	1	7
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,351,698	$2,416,635	$2,449,098	$2,576,619	$2,572,274	(3)	(9)

See notes 1 and 2 on page 33.

JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)
	QUARTERLY TRENDS							FULL YEAR
						4Q15 Change				2015 Change
AVERAGE BALANCES	4Q15	3Q15	2Q15	1Q15	4Q14	3Q15	4Q14	2015	2014	2014
ASSETS
Deposits with banks	$382,098	$413,038	$437,776	$480,182	$414,672	(7)%	(8)%	$427,963	$358,072	20%
Federal funds sold and securities purchased under
resale agreements	202,205	201,673	205,352	217,546	215,439	—	(6)	206,637	230,489	(10)
Securities borrowed	104,672	98,193	107,178	111,197	115,033	7	(9)	105,273	116,540	(10)
Trading assets - debt instruments	204,365	202,388	208,823	210,069	222,223	1	(8)	206,385	210,609	(2)
Securities	297,648	307,364	323,941	334,967	350,804	(3)	(15)	315,855	353,329	(11)
Loans	823,057	793,584	774,205	757,638	746,735	4	10	787,318	739,175	7
Other assets (a)	37,012	40,650	40,362	37,202	38,873	(9)	(5)	38,811	40,879	(5)
Total interest-earning assets	2,051,057	2,056,890	2,097,637	2,148,801	2,103,779	—	(3)	2,088,242	2,049,093	2
Trading assets - equity instruments	95,609	96,868	117,638	112,118	114,652	(1)	(17)	105,489	116,650	(10)
Trading assets - derivative receivables	66,043	69,646	73,805	83,901	76,937	(5)	(14)	73,290	67,123	9
All other noninterest-earning assets	195,544	197,812	204,753	211,671	215,577	(1)	(9)	202,388	214,369	(6)
TOTAL ASSETS	$2,408,253	$2,421,216	$2,493,833	$2,556,491	$2,510,945	(1)	(4)	$2,469,409	$2,447,235	1
LIABILITIES
Interest-bearing deposits	$864,878	$852,219	$869,523	$904,325	$880,283	1	(2)	$872,572	$868,838	—
Federal funds purchased and securities loaned or
sold under repurchase agreements	181,995	188,006	200,054	200,236	206,671	(3)	(12)	192,510	208,560	(8)
Commercial paper	17,952	26,167	49,020	60,013	61,833	(31)	(71)	38,140	59,916	(36)
Trading liabilities - debt, short-term and other liabilities (b)	196,154	198,876	213,246	223,361	224,967	(1)	(13)	207,810	220,137	(6)
Beneficial interests issued by consolidated VIEs	44,774	49,808	51,600	50,677	48,239	(10)	(7)	49,200	47,974	3
Long-term debt	290,083	288,413	282,262	278,840	273,372	1	6	284,940	269,814	6
Total interest-bearing liabilities	1,595,836	1,603,489	1,665,705	1,717,452	1,695,365	—	(6)	1,645,172	1,675,239	(2)
Noninterest-bearing deposits	412,575	418,742	429,622	432,188	418,313	(1)	(1)	423,216	395,463	7
Trading liabilities - equity instruments	16,806	17,595	16,528	18,210	15,659	(4)	7	17,282	16,246	6
Trading liabilities - derivative payables	57,053	61,754	64,249	76,049	64,784	(8)	(12)	64,716	54,758	18
All other noninterest-bearing liabilities	80,366	76,895	80,515	79,415	84,874	5	(5)	79,293	81,111	(2)
TOTAL LIABILITIES	2,162,636	2,178,475	2,256,619	2,323,314	2,278,995	(1)	(5)	2,229,679	2,222,817	—
Preferred stock	26,068	25,718	23,476	20,825	20,063	1	30	24,040	17,018	41
Common stockholders’ equity	219,549	217,023	213,738	212,352	211,887	1	4	215,690	207,400	4
TOTAL STOCKHOLDERS’ EQUITY	245,617	242,741	237,214	233,177	231,950	1	6	239,730	224,418	7
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,408,253	$2,421,216	$2,493,833	$2,556,491	$2,510,945	(1)	(4)	$2,469,409	$2,447,235	1

AVERAGE RATES (c)
INTEREST-EARNING ASSETS
Deposits with banks	0.32%	0.28%	0.29%	0.29%	0.31%			0.29%	0.32%
Federal funds sold and securities purchased under
resale agreements	0.83	0.85	0.66	0.74	0.75			0.77	0.71
Securities borrowed (d)	(0.51)	(0.48)	(0.59)	(0.44)	(0.45)			(0.50)	(0.43)
Trading assets - debt instruments	3.16	3.04	3.37	3.39	3.35			3.24	3.51
Securities	3.11	2.85	2.77	2.82	2.77			2.88	2.77
Loans	4.20	4.24	4.21	4.28	4.32			4.23	4.38
Other assets (a)	1.71	1.67	1.74	1.59	1.61			1.68	1.62
Total interest-earning assets	2.60	2.51	2.44	2.42	2.49			2.49	2.56

INTEREST-BEARING LIABILITIES
Interest-bearing deposits	0.13	0.14	0.14	0.16	0.18			0.14	0.19
Federal funds purchased and securities loaned or
sold under repurchase agreements	0.36	0.34	0.29	0.29	0.28			0.32	0.29
Commercial paper	0.49	0.35	0.25	0.23	0.22			0.29	0.22
Trading liabilities - debt, short-term and other liabilities (b)	0.33	0.26	0.32	0.28	0.26			0.30	0.32
Beneficial interests issued by consolidated VIEs	0.99	0.92	0.85	0.79	0.80			0.88	0.84
Long-term debt	1.62	1.50	1.52	1.59	1.56			1.56	1.63
Total interest-bearing liabilities	0.48	0.45	0.44	0.45	0.44			0.45	0.47

INTEREST RATE SPREAD	2.12%	2.06%	2.00%	1.97%	2.05%			2.04%	2.09%
NET YIELD ON INTEREST-EARNING ASSETS	2.23%	2.16%	2.09%	2.07%	2.14%			2.14%	2.18%

See note 1 on page 33.

(a)	Includes margin loans.

(b)	Includes brokerage customer payables.

(c)	Interest includes the effect of related hedging derivatives. Taxable-equivalent amounts are used where applicable.

(d)
Negative yield is a result of increased client-driven demand for certain securities combined with the impact of low interest rates; this is matched book activity and the negative interest expense on the corresponding securities loaned is recognized in interest expense and reported within trading liabilities - debt, short-term and other liabilities.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO MANAGED BASIS
(in millions, except ratios)

The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the U.S. (“U.S. GAAP”). That presentation, which is referred to as “reported” basis, provides the reader with an understanding of the Firm’s results that can be tracked consistently from year-to-year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements. In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results and the results of the lines of business on a “managed” basis, which is a non-GAAP financial measure. For additional information on managed basis, refer to the notes on Non-GAAP Financial Measures on page 33.

The following summary table provides a reconciliation from reported U.S. GAAP results to managed basis.

	QUARTERLY TRENDS							FULL YEAR
						4Q15 Change				2015 Change
	4Q15	3Q15	2Q15	1Q15	4Q14	3Q15	4Q14	2015	2014	2014
OTHER INCOME
Other income - reported	$1,236	$628	$586	$582	$546	97%	126%	$3,032	$3,013	1%
Fully taxable-equivalent adjustments (a)	575	477	447	481	537	21	7	1,980	1,788	11
Other income - managed	$1,811	$1,105	$1,033	$1,063	$1,083	64	67	$5,012	$4,801	4

TOTAL NONINTEREST REVENUE
Total noninterest revenue - reported	$11,660	$11,856	$13,128	$13,389	$11,688	(2)	—	$50,033	$51,478	(3)
Fully taxable-equivalent adjustments (a)	575	477	447	481	537	21	7	1,980	1,788	11
Total noninterest revenue - managed	$12,235	$12,333	$13,575	$13,870	$12,225	(1)	—	$52,013	$53,266	(2)

NET INTEREST INCOME
Net interest income - reported	$11,225	$10,924	$10,684	$10,677	$11,062	3	1	$43,510	$43,634	—
Fully taxable-equivalent adjustments (a)	287	278	272	273	262	3	10	1,110	985	13
Net interest income - managed	$11,512	$11,202	$10,956	$10,950	$11,324	3	2	$44,620	$44,619	—

TOTAL NET REVENUE
Total net revenue - reported	$22,885	$22,780	$23,812	$24,066	$22,750	—	1	$93,543	$95,112	(2)
Fully taxable-equivalent adjustments (a)	862	755	719	754	799	14	8	3,090	2,773	11
Total net revenue - managed	$23,747	$23,535	$24,531	$24,820	$23,549	1	1	$96,633	$97,885	(1)

PRE-PROVISION PROFIT
Pre-provision profit - reported	$8,622	$7,412	$9,312	$9,183	$7,341	16	17	$34,529	$33,838	2
Fully taxable-equivalent adjustments (a)	862	755	719	754	799	14	8	3,090	2,773	11
Pre-provision profit - managed	$9,484	$8,167	$10,031	$9,937	$8,140	16	17	$37,619	$36,611	3

INCOME BEFORE INCOME TAX EXPENSE
Income before income tax expense - reported	$7,371	$6,730	$8,377	$8,224	$6,501	10	13	$30,702	$30,699	—
Fully taxable-equivalent adjustments (a)	862	755	719	754	799	14	8	3,090	2,773	11
Income before income tax expense - managed	$8,233	$7,485	$9,096	$8,978	$7,300	10	13	$33,792	$33,472	1

INCOME TAX EXPENSE
Income tax expense/(benefit) - reported	$1,937	$(74)	$2,087	$2,310	$1,570	NM	23	$6,260	$8,954	(30)
Fully taxable-equivalent adjustments (a)	862	755	719	754	799	14	8	3,090	2,773	11
Income tax expense - managed	$2,799	$681	$2,806	$3,064	$2,369	311	18	$9,350	$11,727	(20)

OVERHEAD RATIO
Overhead ratio - reported	62%	67%	61%	62%	68%			63%	64%
Overhead ratio - managed	60	65	59	60	65			61	63

See note 2 on page 33.

(a)	Predominantly recognized in the CIB and Commercial Banking (“CB”) business segments and Corporate.

JPMORGAN CHASE & CO.
SEGMENT RESULTS - MANAGED BASIS
(in millions)

	QUARTERLY TRENDS							FULL YEAR
						4Q15 Change				2015 Change
	4Q15	3Q15	2Q15	1Q15	4Q14	3Q15	4Q14	2015	2014	2014
TOTAL NET REVENUE (fully taxable-equivalent (“FTE”))
Consumer & Community Banking	$11,222	$10,879	$11,015	$10,704	$10,949	3%	2%	$43,820	$44,368	(1)%
Corporate & Investment Bank	7,069	8,168	8,723	9,582	7,383	(13)	(4)	33,542	34,595	(3)
Commercial Banking	1,760	1,644	1,739	1,742	1,770	7	(1)	6,885	6,882	—
Asset Management	3,045	2,894	3,175	3,005	3,200	5	(5)	12,119	12,028	1
Corporate	651	(50)	(121)	(213)	247	NM	164	267	12	NM
TOTAL NET REVENUE	$23,747	$23,535	$24,531	$24,820	$23,549	1	1	$96,633	$97,885	(1)

TOTAL NONINTEREST EXPENSE
Consumer & Community Banking	$6,272	$6,237	$6,210	$6,190	$6,411	1	(2)	$24,909	$25,609	(3)
Corporate & Investment Bank	4,436	6,131	5,137	5,657	5,576	(28)	(20)	21,361	23,273	(8)
Commercial Banking	750	719	703	709	666	4	13	2,881	2,695	7
Asset Management	2,196	2,109	2,406	2,175	2,320	4	(5)	8,886	8,538	4
Corporate	609	172	44	152	436	254	40	977	1,159	(16)
TOTAL NONINTEREST EXPENSE	$14,263	$15,368	$14,500	$14,883	$15,409	(7)	(7)	$59,014	$61,274	(4)

PRE-PROVISION PROFIT/(LOSS)
Consumer & Community Banking	$4,950	$4,642	$4,805	$4,514	$4,538	7	9	$18,911	$18,759	1
Corporate & Investment Bank	2,633	2,037	3,586	3,925	1,807	29	46	12,181	11,322	8
Commercial Banking	1,010	925	1,036	1,033	1,104	9	(9)	4,004	4,187	(4)
Asset Management	849	785	769	830	880	8	(4)	3,233	3,490	(7)
Corporate	42	(222)	(165)	(365)	(189)	NM	NM	(710)	(1,147)	38
PRE-PROVISION PROFIT	$9,484	$8,167	$10,031	$9,937	$8,140	16	17	$37,619	$36,611	3

PROVISION FOR CREDIT LOSSES
Consumer & Community Banking	$1,038	$389	$702	$930	$950	167	9	$3,059	$3,520	(13)
Corporate & Investment Bank	81	232	50	(31)	(59)	(65)	NM	332	(161)	NM
Commercial Banking	117	82	182	61	(48)	43	NM	442	(189)	NM
Asset Management	17	(17)	—	4	3	NM	467	4	4	—
Corporate	(2)	(4)	1	(5)	(6)	50	67	(10)	(35)	71
PROVISION FOR CREDIT LOSSES	$1,251	$682	$935	$959	$840	83	49	$3,827	$3,139	22

NET INCOME
Consumer & Community Banking	$2,407	$2,630	$2,533	$2,219	$2,179	(8)	10	$9,789	$9,185	7
Corporate & Investment Bank	1,748	1,464	2,341	2,537	972	19	80	8,090	6,908	17
Commercial Banking	550	518	525	598	693	6	(21)	2,191	2,635	(17)
Asset Management	507	475	451	502	540	7	(6)	1,935	2,153	(10)
Corporate	222	1,717	440	58	547	(87)	(59)	2,437	864	182
TOTAL NET INCOME	$5,434	$6,804	$6,290	$5,914	$4,931	(20)	10	$24,442	$21,745	12

See note 2 on page 33.

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS
(in millions, except ratio data)

							Dec 31, 2015
							Change		FULL YEAR
	Dec 31,		Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Dec 31,			2015 Change
	2015		2015	2015	2015	2014	2015	2014	2015	2014	2014
CAPITAL (a)
Risk-based capital metrics
Standardized Transitional
CET1 capital	$175,398	(g)	$173,577	$169,769	$167,142	$164,426	1%	7%
Tier 1 capital	200,486	(g)(h)	199,222	194,725	188,791	186,294	1	8
Total capital	234,417	(g)	234,388	228,314	223,190	221,148	—	6
Risk-weighted assets (b)	1,467,489	(g)	1,503,370	1,499,638	1,536,688	1,472,602	(2)	—
CET1 capital ratio	12.0%	(g)	11.5%	11.3%	10.9%	11.2%
Tier 1 capital ratio	13.7	(g)	13.3	13.0	12.3	12.7
Total capital ratio	16.0	(g)	15.6	15.2	14.5	15.0

Advanced Transitional
CET1 capital	$175,398	(g)	173,577	169,769	167,142	164,426	1	7
Tier 1 capital	200,486	(g)(h)	199,222	194,725	188,791	186,294	1	8
Total capital	224,023	(g)	223,888	218,735	213,300	210,607	—	6
Risk-weighted assets	1,488,887	(g)	1,502,685	1,520,140	1,562,570	1,608,240	(1)	(7)
CET1 capital ratio	11.8%	(g)	11.6%	11.2%	10.7%	10.2%
Tier 1 capital ratio	13.5	(g)	13.3	12.8	12.1	11.6
Total capital ratio	15.0	(g)	14.9	14.4	13.7	13.1

Leverage-based capital metrics
Adjusted average assets (c)	$2,361,344	(g)	$2,375,317	$2,447,864	$2,510,378	$2,464,915	(1)	(4)
Tier 1 leverage ratio	8.5%	(g)	8.4%	8.0%	7.5%	7.6%
SLR leverage exposure (d)	$3,079,806	(g)	$3,116,633	3,223,351	3,300,300	3,320,919	(1)
SLR (d)	6.5%	(g)	6.4%	6.0%	5.7%	5.6

TANGIBLE COMMON EQUITY (period-end) (e)
Common stockholders’ equity	$221,505		$219,660	$216,287	$214,371	$211,664	1	5
Less: Goodwill	47,325		47,405	47,476	47,453	47,647	—	(1)
Less: Other intangible assets	1,015		1,036	1,091	1,128	1,192	(2)	(15)
Add: Deferred tax liabilities (f)	3,148		3,105	2,876	2,870	2,853	1	10
Total tangible common equity	$176,313		$174,324	$170,596	$168,660	$165,678	1	6

TANGIBLE COMMON EQUITY (average) (e)
Common stockholders’ equity	$219,549		$217,023	$213,738	$212,352	$211,887	1	4	$215,690	$207,400	4
Less: Goodwill	47,377		47,428	47,485	47,491	47,900	—	(1)	47,445	48,029	(1)
Less: Other intangible assets	1,030		1,064	1,113	1,162	1,241	(3)	(17)	1,092	1,378	(21)
Add: Deferred tax liabilities (f)	3,127		2,991	2,873	2,862	2,922	5	7	2,964	2,950	—
Total tangible common equity	$174,269		$171,522	$168,013	$166,561	$165,668	2	5	$170,117	$160,943	6

INTANGIBLE ASSETS (period-end)
Goodwill	$47,325		$47,405	$47,476	$47,453	$47,647	—	(1)
Mortgage servicing rights	6,608		6,716	7,571	6,641	7,436	(2)	(11)
Other intangible assets	1,015		1,036	1,091	1,128	1,192	(2)	(15)
Total intangible assets	$54,948		$55,157	$56,138	$55,222	$56,275	—	(2)

See notes 1 and 2 on page 33.

(a)
Basel III presents two comprehensive methodologies for calculating risk-weighted assets: a Standardized approach and an Advanced approach. As required by the Collins Amendment of the Wall Street Reform and Consumer Protection Act, the capital adequacy of the Firm is evaluated against the Basel III approach (Standardized or Advanced) that results, for each quarter, in the lower ratio (the “Collins Floor”). For further discussion of the implementation of Basel III, see Regulatory capital on pages 146-153 of JPMorgan Chase’s Annual Report on Form 10-K for the year ended December 31, 2014, and on pages 69–73 of the Firm’s Form 10-Q for the quarter ended September 30, 2015.

(b)	Effective January 1, 2015, Basel III Standardized Transitional RWA is calculated under the Basel III definition of the Standardized approach. December 31, 2014, was based on Basel I with 2.5.

(c)
Adjusted average assets, for purposes of calculating the Tier 1 leverage ratio, includes total quarterly average assets adjusted for unrealized gains/(losses) on securities, less deductions for goodwill and other intangible assets, defined benefit pension plan assets, and deferred tax assets related to net operating loss carryforwards.

(d)
Beginning with the first quarter of 2015, the Firm is required to calculate a supplementary leverage ratio (“SLR”). The SLR is defined as Tier 1 capital divided by the Firm’s total leverage exposure. Total leverage exposure is calculated by taking the Firm’s adjusted average assets as calculated for the Tier 1 leverage ratio, and adding certain off-balance sheet exposures, such as undrawn commitments and derivatives potential future exposure.

(e)	For further discussion of TCE, see page 33.

(f)
Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in non-taxable transactions, which are netted against goodwill and other intangibles when calculating TCE.

(g)	Estimated.

(h)	At December 31, 2015, trust preferred securities included in Basel III Tier 1 capital were $992 million.

JPMORGAN CHASE & CO.
EARNINGS PER SHARE AND RELATED INFORMATION
(in millions, except per share and ratio data)

	QUARTERLY TRENDS								FULL YEAR
							4Q15 Change					2015 Change
	4Q15	3Q15	2Q15		1Q15	4Q14	3Q15	4Q14	2015		2014	2014
EARNINGS PER SHARE
Basic earnings per share
Net income	$5,434	$6,804	$6,290		$5,914	$4,931	(20)%	10%	$24,442		$21,745	12%
Less: Preferred stock dividends	418	393	380		324	326	6	28	1,515		1,125	35
Net income applicable to common equity	5,016	6,411	5,910		5,590	4,605	(22)	9	22,927		20,620	11
Less: Dividends and undistributed earnings allocated to
participating securities	108	141	134		138	117	(23)	(8)	521		543	(4)
Net income applicable to common stockholders	$4,908	$6,270	$5,776		$5,452	$4,488	(22)	9	$22,406		$20,077	12

Total weighted-average basic shares outstanding	3,674.2	3,694.4	3,707.8		3,725.3	3,730.9	(1)	(2)	3,700.4		3,763.5	(2)
Net income per share	$1.34	$1.70	$1.56		$1.46	$1.20	(21)	12	$6.05		$5.33	14

Diluted earnings per share
Net income applicable to common stockholders	$4,908	$6,270	$5,776		$5,452	$4,488	(22)	9	$22,406		$20,077	12
Total weighted-average basic shares outstanding	3,674.2	3,694.4	3,707.8		3,725.3	3,730.9	(1)	(2)	3,700.4		3,763.5	(2)
Add: Employee stock options, SARs and warrants (a)	30.4	31.2	35.8		32.2	34.3	(3)	(11)	32.4		34.0	(5)
Total weighted-average diluted shares outstanding	3,704.6	3,725.6	3,743.6		3,757.5	3,765.2	(1)	(2)	3,732.8		3,797.5	(2)
Net income per share	$1.32	$1.68	$1.54		$1.45	$1.19	(21)	11	$6.00		$5.29	13

COMMON DIVIDENDS
Cash dividends declared per share	$0.44	$0.44	$0.44	(d)	$0.40	$0.40	—	10	$1.72	(e)	$1.58	9
Dividend payout ratio	33%	26%	28%		27%	33%			28%		29%

COMMON EQUITY REPURCHASE PROGRAM (b)
Total shares of common stock repurchased	19.0	19.1	19.2		32.5	25.3	(1)	(25)	89.8		82.3	9
Average price paid per share of common stock	$63.92	$65.30	$65.32		$58.40	$59.80	(2)	7	$62.51		$57.87	8
Aggregate repurchases of common equity	1,219	1,248	1,249		1,900	1,510	(2)	(19)	5,616		4,760	18

EMPLOYEE ISSUANCE
Shares issued from treasury stock related to employee
stock-based compensation awards and employee stock
purchase plans	1.1	1.9	2.0		28.8	1.8	(42)	(39)	33.8		40.9	(17)
Net impact of employee issuances on stockholders’ equity (c)	$252	$248	$290		$333	$295	2	(15)	$1,123		$1,243	(10)

See note 2 on page 33.

(a)
Excluded from the computation of diluted EPS (due to the antidilutive effect) were options issued under employee benefit plans. The aggregate number of shares issuable upon the exercise of such options was [not material] for the each of the three months ended December 31, 2015, September 30, 2015, June 30, 2015, and for full year December 31, 2015; and 1 million for each of the three months ended March 31, 2015 and December 31, 2014, and for full year December 31, 2014, respectively.

(b)
On March 11, 2015, the Firm announced, following the release by the Board of Governors of the Federal Reserve System (“Federal Reserve”) of the 2015 CCAR results, that it is authorized to repurchase up to $6.4 billion of common equity between April 1, 2015, and June 30, 2016.

(c)
The net impact of employee issuances on stockholders’ equity is driven by the cost of equity compensation awards that is recognized over the applicable vesting periods. The cost is partially offset by tax impacts related to the distribution of shares and the exercise of employee stock options and stock appreciation rights (“SARs”).

(d)	On May 19, 2015, the Board of Directors increased the quarterly common stock dividend from $0.40 to $0.44 per share.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							FULL YEAR
						4Q15 Change				2015 Change
	4Q15	3Q15	2Q15	1Q15	4Q14	3Q15	4Q14	2015	2014	2014
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$817	$836	$766	$718	$782	(2)%	4%	$3,137	$3,039	3%
Asset management, administration and commissions	524	565	553	530	538	(7)	(3)	2,172	2,096	4
Mortgage fees and related income	556	469	782	704	854	19	(35)	2,511	3,560	(29)
Card income	1,326	1,335	1,506	1,324	1,467	(1)	(10)	5,491	5,779	(5)
All other income	815	524	482	460	180	56	353	2,281	1,463	56
Noninterest revenue	4,038	3,729	4,089	3,736	3,821	8	6	15,592	15,937	(2)
Net interest income	7,184	7,150	6,926	6,968	7,128	—	1	28,228	28,431	(1)
TOTAL NET REVENUE	11,222	10,879	11,015	10,704	10,949	3	2	43,820	44,368	(1)

Provision for credit losses	1,038	389	702	930	950	167	9	3,059	3,520	(13)

NONINTEREST EXPENSE
Compensation expense	2,349	2,413	2,478	2,530	2,535	(3)	(7)	9,770	10,538	(7)
Noncompensation expense	3,923	3,824	3,732	3,660	3,876	3	1	15,139	15,071	—
TOTAL NONINTEREST EXPENSE	6,272	6,237	6,210	6,190	6,411	1	(2)	24,909	25,609	(3)

Income before income tax expense	3,912	4,253	4,103	3,584	3,588	(8)	9	15,852	15,239	4
Income tax expense	1,505	1,623	1,570	1,365	1,409	(7)	7	6,063	6,054	—
NET INCOME	$2,407	$2,630	$2,533	$2,219	$2,179	(8)	10	$9,789	$9,185	7

FINANCIAL RATIOS
ROE	18%	20%	19%	17%	16%			18%	18%
Overhead ratio	56	57	56	58	59			57	58

SELECTED BALANCE SHEET DATA (period-end)
Total assets	$502,652	$484,253	$472,181	$455,624	$455,634	4	10	$502,652	$455,634	10
Trading assets - loans (a)	5,953	6,633	6,700	6,756	8,423	(10)	(29)	5,953	8,423	(29)
Loans:
Loans retained	445,316	427,958	413,363	398,314	396,288	4	12	445,316	396,288	12
Loans held-for-sale	542	1,582	2,825	2,720	3,416	(66)	(84)	542	3,416	(84)
Total loans	445,858	429,540	416,188	401,034	399,704	4	12	445,858	399,704	12
Core loans	341,881	320,415	301,154	280,252	273,494	7	25	341,881	273,494	25

Deposits	557,645	539,182	530,767	531,027	502,520	3	11	557,645	502,520	11
Equity (b)	51,000	51,000	51,000	51,000	51,000	—	—	51,000	51,000	—

SELECTED BALANCE SHEET DATA (average)
Total assets	$494,306	$478,914	$463,404	$454,763	$450,260	3	10	$472,972	$447,750	6
Trading assets - loans (a)	6,412	8,468	7,068	7,992	8,746	(24)	(27)	7,484	8,040	(7)
Loans:
Loans retained	436,702	419,741	406,029	395,084	392,764	4	11	414,518	389,967	6
Loans held-for-sale	1,063	2,124	2,100	2,984	1,417	(50)	(25)	2,062	917	125
Total loans	437,765	421,865	408,129	398,068	394,181	4	11	416,580	390,884	7
Deposits	545,734	535,987	529,448	512,157	497,667	2	10	530,938	486,919	9
Equity (b)	51,000	51,000	51,000	51,000	51,000	—	—	51,000	51,000	—

Headcount	127,094	128,601	132,302	135,908	137,186	(1)	(7)	127,094	137,186	(7)

(a)	Predominantly consists of prime mortgages originated with the intent to sell that are accounted for at fair value.

(b)	Equity is allocated to the sub-business segments with $5.0 billion and $3.0 billion of capital in 2015 and 2014, respectively, held at the CCB level related to legacy mortgage servicing matters.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)
	QUARTERLY TRENDS							FULL YEAR
						4Q15 Change				2015 Change
	4Q15	3Q15	2Q15	1Q15	4Q14	3Q15	4Q14	2015	2014	2014
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs (a)	$1,038	$965	$1,027	$1,054	$1,197	8%	(13)%	$4,084	$4,773	(14)%
Nonaccrual loans (b)(c)	5,313	5,433	5,876	6,143	6,401	(2)	(17)	5,313	6,401	(17)
Nonperforming assets (b)(c)	5,635	5,778	6,250	6,569	6,872	(2)	(18)	5,635	6,872	(18)
Allowance for loan losses (a)	9,165	9,211	9,838	10,219	10,404	—	(12)	9,165	10,404	(12)

Net charge-off rate (a)	0.94%	0.91%	1.01%	1.08%	1.21%			0.99%	1.22%
Net charge-off rate, excluding purchased credit-impaired
(“PCI”) loans	1.04	1.02	1.14	1.22	1.38			1.10	1.40
Allowance for loan losses to period-end loans retained	2.06	2.15	2.38	2.57	2.63			2.06	2.63
Allowance for loan losses to period-end loans retained,
excluding PCI loans (d)	1.59	1.67	1.79	1.97	2.02			1.59	2.02
Allowance for loan losses to nonaccrual loans
retained, excluding credit card (b)(d)	57	55	56	57	58			57	58
Nonaccrual loans to total period-end loans, excluding
credit card	1.69	1.80	2.03	2.21	2.38			1.69	2.38
Nonaccrual loans to total period-end loans, excluding
credit card and PCI loans (b)	1.94	2.09	2.39	2.64	2.88			1.94	2.88

BUSINESS METRICS
Number of:
Branches	5,413	5,471	5,504	5,570	5,602	(1)	(3)	5,413	5,602	(3)
ATMs	17,777	18,623	18,050	18,298	18,056	(5)	(2)	17,777	18,056	(2)
Active online customers (in thousands) (e)	39,242	38,511	37,878	37,696	36,396	2	8	39,242	36,396	8
Active mobile customers (in thousands)	22,810	22,232	21,001	19,962	19,084	3	20	22,810	19,084	20

Note: CCB provides several non-GAAP financial measures which exclude the impact of PCI loans. For further discussion of these measures, see page 33.

(a)
Net charge-offs and the net charge-off rates for the three months ended December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015 and December 31, 2014, excluded $46 million, $52 million, $55 million, $55 million and $337 million, respectively, and $208 million and $533 million, for the full year 2015 and 2014, respectively, of write-offs in the PCI portfolio. These write-offs decreased the allowance for loan losses for PCI loans. For further information on PCI write-offs, see summary of changes in the allowances on page 31.

(b)	Excludes PCI loans. The Firm is recognizing interest income on each pool of PCI loans as they are all performing.

(c)
At December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015, and December 31, 2014, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $6.3 billion, $6.6 billion, $7.0 billion, $7.5 billion and $7.8 billion respectively, that are 90 or more days past due; (2) student loans insured by U.S. government agencies under the Federal Family Education Loan Program (“FFELP”) of $290 million, $289 million, $282 million, $346 million and $367 million, respectively, that are 90 or more days past due; (3) real estate owned (“REO”) insured by U.S. government agencies of $343 million, $327 million, $384 million, $469 million and $462 million, respectively. These amounts have been excluded based upon the government guarantee.

(d)
The allowance for loan losses for PCI loans was $2.7 billion at December 31, 2015, $2.8 billion at September 30, 2015, $3.2 billion at June 30, 2015, and $3.3 billion at both March 31, 2015, and December 31, 2014; these amounts were also excluded from the applicable ratios.

(e)	Users of all internet browsers and mobile platforms (mobile smartphone, tablet and SMS) who have logged in within the past 90 days.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)
	QUARTERLY TRENDS							FULL YEAR
						4Q15 Change				2015 Change
	4Q15	3Q15	2Q15	1Q15	4Q14	3Q15	4Q14	2015	2014	2014
CONSUMER & BUSINESS BANKING

INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$812	$829	$760	$711	$776	(2)%	5%	$3,112	$3,010	3%
Asset management, administration and commissions	505	546	534	512	513	(8)	(2)	2,097	2,025	4
Card income	442	440	435	404	414	—	7	1,721	1,605	7
All other income	219	135	135	122	123	62	78	611	534	14
Noninterest revenue	1,978	1,950	1,864	1,749	1,826	1	8	7,541	7,174	5
Net interest income	2,609	2,605	2,619	2,609	2,733	—	(5)	10,442	11,052	(6)
Total net revenue	4,587	4,555	4,483	4,358	4,559	1	1	17,983	18,226	(1)
Provision for credit losses	76	50	68	60	88	52	(14)	254	305	(17)
Noninterest expense	2,946	2,956	3,056	2,958	3,026	—	(3)	11,916	12,149	(2)
Income before income tax expense	1,565	1,549	1,359	1,340	1,445	1	8	5,813	5,772	1
Net income	$968	$954	$831	$828	$861	1	12	$3,581	$3,443	4

ROE	32%	32%	28%	28%	31%			30%	31%
Overhead ratio	64	65	68	68	66			66	67
Equity (period-end and average)	$11,500	$11,500	$11,500	$11,500	$11,000	—	5	$11,500	$11,000	5

BUSINESS METRICS
Business banking origination volume	$1,609	$1,715	$1,911	$1,540	$1,529	(6)	5	$6,775	$6,599	3
Period-end loans	22,730	22,346	21,940	21,608	21,200	2	7	22,730	21,200	7
Period-end deposits:
Checking	246,448	231,968	226,888	227,382	213,049	6	16	246,448	213,049	16
Savings	279,897	273,468	268,777	267,696	255,148	2	10	279,897	255,148	10
Time and other	18,063	18,547	19,317	20,329	21,349	(3)	(15)	18,063	21,349	(15)
Total period-end deposits	544,408	523,983	514,982	515,407	489,546	4	11	544,408	489,546	11
Average loans	22,445	22,069	21,732	21,317	20,830	2	8	21,894	20,152	9
Average deposits:
Checking	235,498	229,003	225,803	216,312	207,312	3	14	226,713	198,996	14
Savings	276,823	271,526	267,212	260,461	253,412	2	9	269,057	249,281	8
Time and other	18,290	18,885	19,829	20,837	22,113	(3)	(17)	19,452	24,057	(19)
Total average deposits	530,611	519,414	512,844	497,610	482,837	2	10	515,222	472,334	9
Deposit margin	1.83%	1.86%	1.92%	1.99%	2.11%			1.90%	2.21%
Average assets	$41,779	$40,991	$41,290	$41,774	$39,163	2	7	$41,457	$38,298	8

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$76	$50	$68	$59	$85	52	(11)	$253	$305	(17)
Net charge-off rate	1.34%	0.90%	1.26%	1.12%	1.62%			1.16%	1.51%
Allowance for loan losses	$703	$703	$703	$703	$703	—	—	$703	$703	—
Nonperforming assets	270	242	246	274	286	12	(6)	270	286	(6)

RETAIL BRANCH BUSINESS METRICS
Net new investment assets	$1,886	$2,783	$3,362	$3,821	$3,254	(32)	(42)	$11,852	$16,088	(26)
Client investment assets	218,551	213,263	221,490	219,192	213,459	2	2	218,551	213,459	2
% managed accounts	41%	41%	41%	40%	39%			41%	39%
Number of:
Chase Private Client locations	2,764	2,740	2,661	2,573	2,514	1	10	2,764	2,514	10
Personal bankers	18,041	18,554	19,735	20,503	21,039	(3)	(14)	18,041	21,039	(14)
Sales specialists	3,539	3,600	3,763	3,842	3,994	(2)	(11)	3,539	3,994	(11)
Client advisors	2,931	2,965	2,996	3,065	3,090	(1)	(5)	2,931	3,090	(5)
Chase Private Clients	441,369	418,258	390,220	358,115	325,653	6	36	441,369	325,653	36
Accounts (in thousands) (a)	31,342	31,277	31,041	30,755	30,481	—	3	31,342	30,481	3

(a)	Includes checking accounts and Chase Liquid® cards.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)
	QUARTERLY TRENDS							FULL YEAR
						4Q15 Change				2015 Change
	4Q15	3Q15	2Q15	1Q15	4Q14	3Q15	4Q14	2015	2014	2014
MORTGAGE BANKING

INCOME STATEMENT
REVENUE
Mortgage fees and related income	$556	$469	$782	$704	$854	19%	(35)%	$2,511	$3,560	(29)%
All other income	(23)	(26)	(5)	(11)	(9)	12	(156)	(65)	37	NM
Noninterest revenue	533	443	777	693	845	20	(37)	2,446	3,597	(32)
Net interest income	1,147	1,112	1,056	1,056	1,030	3	11	4,371	4,229	3
Total net revenue	1,680	1,555	1,833	1,749	1,875	8	(10)	6,817	7,826	(13)
Provision for credit losses	59	(534)	(219)	4	13	NM	354	(690)	(217)	(218)
Noninterest expense	1,160	1,118	1,110	1,219	1,296	4	(10)	4,607	5,284	(13)
Income before income tax expense	461	971	942	526	566	(53)	(19)	2,900	2,759	5
Net income	$266	$602	$584	$326	$338	(56)	(21)	$1,778	$1,668	7

ROE	6%	14%	14%	7%	7%			10%	9%
Overhead ratio	69	72	61	70	69			68	68
Equity (period-end and average)	$16,000	$16,000	$16,000	$16,000	$18,000	—	(11)	$16,000	$18,000	(11)

SUPPLEMENTAL INFORMATION
MORTGAGE FEES AND RELATED INCOME DETAILS:
Net production revenue (a)	$123	$176	$233	$237	$325	(30)	(62)	$769	$1,190	(35)
Net mortgage servicing revenue:
Operating revenue:
Loan servicing revenue	672	648	707	749	779	4	(14)	2,776	3,303	(16)
Changes in MSR asset fair value due to collection/
realization of expected cash flows	(243)	(232)	(228)	(214)	(209)	(5)	(16)	(917)	(905)	(1)
Total operating revenue	429	416	479	535	570	3	(25)	1,859	2,398	(22)
Risk management:
Changes in MSR asset fair value due to market interest
rates and other (b)	178	(677)	815	(476)	(775)	NM	NM	(160)	(1,606)	90
Other changes in MSR asset fair value due to other inputs
and assumptions in model (c)	(33)	(88)	(22)	(102)	(22)	63	(50)	(245)	(218)	(12)
Changes in derivative fair value and other	(141)	642	(723)	510	756	NM	NM	288	1,796	(84)
Total risk management	4	(123)	70	(68)	(41)	NM	NM	(117)	(28)	(318)
Total net mortgage servicing revenue	433	293	549	467	529	48	(18)	1,742	2,370	(26)
Mortgage fees and related income	$556	$469	$782	$704	$854	19	(35)	$2,511	$3,560	(29)

NET INTEREST INCOME:
Mortgage Production and Mortgage Servicing	$131	$147	$139	$158	$172	(11)	(24)	$575	$736	(22)
Real Estate Portfolios	1,016	965	917	898	858	5	18	3,796	3,493	9
Total net interest income	$1,147	$1,112	$1,056	$1,056	$1,030	3	11	$4,371	$4,229	3

NONINTEREST EXPENSE:
Mortgage Production	$336	$374	$360	$421	$373	(10)	(10)	$1,491	$1,644	(9)
Mortgage Servicing	540	453	466	582	559	19	(3)	2,041	2,267	(10)
Real Estate Portfolios	284	291	284	216	364	(2)	(22)	1,075	1,373	(22)
Total noninterest expense	$1,160	$1,118	$1,110	$1,219	$1,296	4	(10)	$4,607	$5,284	(13)

(a)
Included repurchase (losses)/benefits of $3 million, $44 million, $28 million, $33 million and $131 million for the three months ended December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015 and December 31, 2014, respectively, and $108 million and $458 million for the full year 2015 and 2014, respectively.

(b)	Represents both the impact of changes in estimated future prepayments due to changes in market interest rates, and the difference between actual and expected prepayments.

(c)
Represents the aggregate impact of changes in model inputs and assumptions such as projected cash flows (e.g., cost to service), discount rates and changes in prepayments other than those attributable to changes in market interest rates (e.g., changes in prepayments due to changes in home prices).

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions)
	QUARTERLY TRENDS							FULL YEAR
						4Q15 Change				2015 Change
	4Q15	3Q15	2Q15	1Q15	4Q14	3Q15	4Q14	2015	2014	2014
MORTGAGE BANKING (continued)

SELECTED BALANCE SHEET DATA
Trading assets - loans (period-end) (a)	$5,953	$6,633	$6,700	$6,756	$8,423	(10)%	(29)%	$5,953	$8,423	(29)%
Trading assets - loans (average) (a)	6,412	8,468	7,068	7,992	8,746	(24)	(27)	7,484	8,040	(7)

Loans, excluding PCI loans
Period-end loans owned
Home equity	$43,745	$45,359	$47,228	$49,067	$50,899	(4)	(14)	$43,745	$50,899	(14)
Prime mortgage, including option ARMs	134,361	122,714	107,001	91,956	80,414	9	67	134,361	80,414	67
Subprime mortgage	3,732	3,853	4,660	4,828	5,083	(3)	(27)	3,732	5,083	(27)
Other	398	417	435	454	477	(5)	(17)	398	477	(17)
Total period-end loans owned	$182,236	$172,343	$159,324	$146,305	$136,873	6	33	$182,236	$136,873	33
Average loans owned
Home equity	$44,530	$46,250	$48,148	$50,007	$51,803	(4)	(14)	$47,216	$54,410	(13)
Prime mortgage, including option ARMs	130,369	114,537	99,315	86,111	77,663	14	68	107,723	71,491	51
Subprime mortgage	3,786	4,261	4,735	4,968	5,365	(11)	(29)	4,434	6,257	(29)
Other	407	426	445	466	484	(4)	(16)	436	511	(15)
Total average loans owned	$179,092	$165,474	$152,643	$141,552	$135,315	8	32	$159,809	$132,669	20

PCI loans
Period-end loans owned
Home equity	$14,989	$15,490	$16,088	$16,638	$17,095	(3)	(12)	$14,989	$17,095	(12)
Prime mortgage	8,893	9,196	9,553	9,916	10,220	(3)	(13)	8,893	10,220	(13)
Subprime mortgage	3,263	3,329	3,449	3,559	3,673	(2)	(11)	3,263	3,673	(11)
Option ARMs	13,853	14,221	14,716	15,243	15,708	(3)	(12)	13,853	15,708	(12)
Total period-end loans owned	$40,998	$42,236	$43,806	$45,356	$46,696	(3)	(12)	$40,998	$46,696	(12)
Average loans owned
Home equity	$15,227	$15,775	$16,354	$16,847	$17,319	(3)	(12)	$16,045	$18,030	(11)
Prime mortgage	9,048	9,372	9,724	10,063	10,584	(3)	(15)	9,548	11,257	(15)
Subprime mortgage	3,292	3,385	3,490	3,604	3,717	(3)	(11)	3,442	3,921	(12)
Option ARMs	14,023	14,451	14,940	15,446	15,934	(3)	(12)	14,711	16,794	(12)
Total average loans owned	$41,590	$42,983	$44,508	$45,960	$47,554	(3)	(13)	$43,746	$50,002	(13)

Total Mortgage Banking
Period-end loans owned
Home equity	$58,734	$60,849	$63,316	$65,705	$67,994	(3)	(14)	$58,734	$67,994	(14)
Prime mortgage, including option ARMs	157,107	146,131	131,270	117,115	106,342	8	48	157,107	106,342	48
Subprime mortgage	6,995	7,182	8,109	8,387	8,756	(3)	(20)	6,995	8,756	(20)
Other	398	417	435	454	477	(5)	(17)	398	477	(17)
Total period-end loans owned	$223,234	$214,579	$203,130	$191,661	$183,569	4	22	$223,234	$183,569	22
Average loans owned
Home equity	$59,757	$62,025	$64,502	$66,854	$69,122	(4)	(14)	$63,261	$72,440	(13)
Prime mortgage, including option ARMs	153,440	138,360	123,979	111,620	104,181	11	47	131,982	99,542	33
Subprime mortgage	7,078	7,646	8,225	8,572	9,082	(7)	(22)	7,876	10,178	(23)
Other	407	426	445	466	484	(4)	(16)	436	511	(15)
Total average loans owned	$220,682	$208,457	$197,151	$187,512	$182,869	6	21	$203,555	$182,671	11

(a)	Predominantly consists of prime mortgages originated with the intent to sell that are accounted for at fair value.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS												FULL YEAR
											4Q15 Change						2015 Change
	4Q15		3Q15		2Q15		1Q15		4Q14		3Q15	4Q14	2015		2014		2014
MORTGAGE BANKING (continued)

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries), excluding PCI loans (a)
Home equity	$45		$82		$69		$87		$87		(45)%	(48)%	$283		$473		(40)%
Prime mortgage, including option ARMs	14		9		11		14		34		56	(59)	48		28		71
Subprime mortgage	(2)		(51)		(1)		1		(10)		96	80	(53)		(27)		(96)
Other	2		1		2		2		2		100	—	7		9		(22)
Total net charge-offs/(recoveries), excluding PCI loans	$59		$41		$81		$104		$113		44	(48)	$285		$483		(41)
Net charge-off/(recovery) rate, excluding PCI loans
Home equity	0.40%		0.70%		0.57%		0.71%		0.67%				0.60%		0.87%
Prime mortgage, including option ARMs	0.04		0.03		0.04		0.07		0.17				0.04		0.04
Subprime mortgage	(0.21)		(5.17)		(0.08)		0.08		(0.74)				(1.22)		(0.43)
Other	1.95		0.93		1.80		1.74		1.64				1.61		1.76
Total net charge-off/(recovery) rate, excluding PCI loans	0.13		0.10		0.21		0.30		0.33				0.18		0.37
Net charge-off/(recovery) rate - reported (a)
Home equity	0.30%		0.52%		0.43%		0.53%		0.50%				0.45%		0.65%
Prime mortgage, including option ARMs	0.04		0.03		0.04		0.05		0.13				0.04		0.03
Subprime mortgage	(0.11)		(2.77)		(0.05)		0.05		(0.44)				(0.68)		(0.27)
Other	1.95		0.93		1.80		1.74		1.64				1.61		1.76
Total net charge-off/(recovery) rate - reported	0.11		0.08		0.17		0.23		0.25				0.14		0.27

30+ day delinquency rate, excluding PCI loans (b)(c)	1.57%		1.74%		1.95%		2.30%		2.61%				1.57%		2.61%
Allowance for loan losses, excluding PCI loans	$1,588		$1,588		$1,788		$2,088		$2,188		—	(27)	$1,588		$2,188		(27)
Allowance for PCI loans (a)	2,742		2,788		3,215		3,270		3,325		(2)	(18)	2,742		3,325		(18)
Allowance for loan losses	$4,330		$4,376		$5,003		$5,358		$5,513		(1)	(21)	$4,330		$5,513		(21)
Nonperforming assets (d)(e)	4,971		5,143		5,630		5,910		6,175		(3)	(19)	4,971		6,175		(19)
Allowance for loan losses to period-end loans retained	1.94%		2.04%		2.48%		2.80%		3.01%				1.94%		3.01%
Allowance for loan losses to period-end loans retained,
excluding PCI loans	0.87		0.92		1.13		1.43		1.60				0.87		1.60

BUSINESS METRICS (in billions)
Mortgage origination volume by channel
Retail	$8.7		$9.5		$9.8		$8.1		$7.7		(8)	13	$36.1		$29.5		22
Correspondent	13.8		20.4		19.5		16.6		15.3		(32)	(10)	70.3		48.5		45
Total mortgage origination volume (f)	$22.5		$29.9		$29.3		$24.7		$23.0		(25)	(2)	$106.4		$78.0		36

Total loans serviced (period-end)	$910.1		$929.0		$917.0		$924.3		$948.8		(2)	(4)	$910.1		$948.8		(4)
Third-party mortgage loans serviced (period-end)	674.0		702.6		723.4		723.5		751.5		(4)	(10)	$674.0		751.5		(10)
Third-party mortgage loans serviced (average)	688.3		713.0		723.5		737.5		758.9		(3)	(9)	715.4		784.6		(9)
MSR carrying value (period-end)	6.6		6.7		7.6		6.6		7.4		(1)	(11)	6.6		7.4		(11)
Ratio of MSR carrying value (period-end) to third-party mortgage
loans serviced (period-end)	0.98%		0.95%		1.05%		0.91%		0.98%				0.98%		0.98%
Ratio of annualized loan servicing-related revenue to third-party
mortgage loans serviced (average)	0.33		0.34		0.35		0.36		0.35				0.35		0.36
MSR revenue multiple (g)	2.97	x	2.79	x	3.00	x	2.53	x	2.80	x			2.80	x	2.72	x

(a)
Net charge-offs and the net charge-off rates for the three months ended December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015 and December 31, 2014, excluded $46 million, $52 million, $55 million, $55 million and $337 million, respectively, and $208 million and $533 million, for the full year 2015 and 2014, respectively, of write-offs in the PCI portfolio. These write-offs decreased the allowance for loan losses for PCI loans. For further information on PCI write-offs, see summary of changes in the allowances on page 31.

(b)
At December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015, and December 31, 2014, excluded mortgage loans insured by U.S. government agencies of $8.4 billion, $8.5 billion, $8.8 billion, $9.2 billion and $9.7 billion respectively, that are 30 or more days past due. These amounts have been excluded based upon the government guarantee.

(c)	The 30+ day delinquency rate for PCI loans was 11.21%, 11.29%, 11.65%, 12.25% and 13.33%, at December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015, and December 31, 2014, respectively.

(d)
At December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015, and December 31, 2014, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $6.3 billion, $6.6 billion, $7.0 billion, $7.5 billion and $7.8 billion, respectively, that are 90 or more days past due and (2) real estate owned (“REO”) insured by U.S. government agencies of $343 million, $327 million, $384 million, $469 million and $462 million, respectively. These amounts have been excluded based upon the government guarantee.

(e)	Excludes PCI loans. The Firm is recognizing interest income on each pool of PCI loans as they are all performing.

(f)
Firmwide mortgage origination volume was $24.7 billion, $32.2 billion, $31.7 billion, $26.6 billion and $24.4 billion for the three months ended December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015, and December 31, 2014, respectively, and $115.2 billion and $83.3 billion for the full year 2015, and 2014, respectively.

(g)
Represents the ratio of MSR carrying value (period-end) to third-party mortgage loans serviced (period-end) divided by the ratio of annualized loan servicing-related revenue to third-party mortgage loans serviced (average).

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)
	QUARTERLY TRENDS							FULL YEAR
						4Q15 Change				2015 Change
	4Q15	3Q15	2Q15	1Q15	4Q14	3Q15	4Q14	2015	2014	2014
CARD, COMMERCE SOLUTIONS & AUTO

INCOME STATEMENT
REVENUE
Card income	$884	$895	$1,070	$920	$1,053	(1)%	(16)%	$3,769	$4,173	(10)%
All other income	643	441	378	374	97	46	NM	1,836	993	85
Noninterest revenue	1,527	1,336	1,448	1,294	1,150	14	33	5,605	5,166	8
Net interest income	3,428	3,433	3,251	3,303	3,365	—	2	13,415	13,150	2
Total net revenue	4,955	4,769	4,699	4,597	4,515	4	10	19,020	18,316	4
Provision for credit losses	903	873	853	866	849	3	6	3,495	3,432	2
Noninterest expense (a)	2,166	2,163	2,044	2,013	2,089	—	4	8,386	8,176	3
Income before income tax expense	1,886	1,733	1,802	1,718	1,577	9	20	7,139	6,708	6
Net income	$1,173	$1,074	$1,118	$1,065	$980	9	20	$4,430	$4,074	9

ROE	24%	22%	23%	22%	20%			23%	21%
Overhead ratio	44	45	43	44	46			44	45
Equity (period-end and average)	$18,500	$18,500	$18,500	$18,500	$19,000	—	(3)	$18,500	$19,000	(3)

SELECTED BALANCE SHEET DATA (period-end)
Loans:
Credit Card	$131,463	$126,979	$126,025	$123,257	$131,048	4	—	$131,463	$131,048	—
Auto	60,255	57,174	56,330	55,455	54,536	5	10	60,255	54,536	10
Student	8,176	8,462	8,763	9,053	9,351	(3)	(13)	8,176	9,351	(13)
Total loans	$199,894	$192,615	$191,118	$187,765	$194,935	4	3	$199,894	$194,935	3
Auto operating lease assets	9,182	8,428	7,742	7,123	6,690	9	37	9,182	6,690	37

SELECTED BALANCE SHEET DATA (average)
Total assets	$211,799	$206,653	$204,596	$203,925	$205,081	2	3	$206,765	$202,609	2
Loans:
Credit Card	127,620	126,305	124,539	125,025	127,351	1	—	125,881	125,113	1
Auto	58,692	56,412	55,800	55,005	53,612	4	9	56,487	52,961	7
Student	8,326	8,622	8,907	9,209	9,519	(3)	(13)	8,763	9,987	(12)
Total loans	$194,638	$191,339	$189,246	$189,239	$190,482	2	2	$191,131	$188,061	2
Auto operating lease assets	8,794	8,073	7,437	6,899	6,553	9	34	7,807	6,106	28

BUSINESS METRICS
Credit Card, excluding Commercial Card
Sales volume (in billions)	$130.8	$126.6	$125.7	$112.8	$123.6	3	6	$495.9	$465.6	7
New accounts opened	2.5	2.0	2.1	2.1	2.4	25	4	8.7	8.8	(1)
Open accounts	59.3	62.9	62.8	64.9	64.6	(6)	(8)	59.3	64.6	(8)
Accounts with sales activity	33.8	33.0	32.6	32.5	34.0	2	(1)	33.8	34.0	(1)
% of accounts acquired online	72%	69%	62%	62%	62%			67%	56%

Commerce Solutions (Chase Paymentech Solutions)
Merchant processing volume (in billions)	$258.2	$235.8	$234.1	$221.2	$230.2	9	12	$949.3	$847.9	12
Total transactions (in billions)	11.7	10.4	10.1	9.8	10.3	13	14	42.0	38.1	10

Auto
Loan and lease origination volume (in billions)	$9.2	$8.1	$7.8	$7.3	$6.9	14	33	$32.4	$27.5	18

Note: Chase Commerce Solutions, formerly known as Merchant Services, includes Chase Paymentech, ChaseNet and Chase Offers businesses.

(a)
Included operating lease depreciation expense of $401 million, $372 million, $348 million, $326 million and,$303 million for the three months ended December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015, and December 31, 2014, respectively, and $1.4 billion and $1.2 billion for the full year 2015 and 2014, respectively.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q15 Change				2015 Change
	4Q15	3Q15	2Q15	1Q15	4Q14	3Q15	4Q14	2015	2014	2014
CARD, COMMERCE SOLUTIONS & AUTO (continued)

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs:
Credit Card	$774	$759	$800	$789	$858	2%	(10)%	$3,122	$3,429	(9)%
Auto	74	57	32	51	61	30	21	214	181	18
Student	55	58	46	51	80	(5)	(31)	210	375	(44)
Total net charge-offs	903	874	878	891	999	3	(10)	3,546	3,985	(11)
Net charge-off rate:
Credit Card (a)	2.42%	2.41%	2.61%	2.62%	2.69%			2.51%	2.75%
Auto	0.50	0.40	0.23	0.38	0.45			0.38	0.34
Student	2.62	2.67	2.07	2.25	3.33			2.40	3.75
Total net charge-off rate	1.85	1.82	1.88	1.94	2.09			1.87	2.12

Delinquency rates
30+ day delinquency rate:
Credit Card (b)	1.43	1.38	1.29	1.41	1.44			1.43	1.44
Auto	1.35	1.06	0.95	0.90	1.23			1.35	1.23
Student (c)	1.81	1.99	2.00	1.77	2.35			1.81	2.35
Total 30+ day delinquency rate	1.42	1.31	1.22	1.27	1.42			1.42	1.42
90+ day delinquency rate - Credit Card (b)	0.72	0.66	0.63	0.73	0.70			0.72	0.70

Nonperforming assets (d)	$394	$393	$374	$385	$411	—	(4)	$394	$411	(4)
Allowance for loan losses:
Credit Card	3,434	3,434	3,434	3,434	3,439	—	—	3,434	3,439	—
Auto & Student	698	698	698	724	749	—	(7)	698	749	(7)
Total allowance for loan losses	4,132	4,132	4,132	4,158	4,188	—	(1)	4,132	4,188	(1)
Allowance for loan losses to period-end loans:
Credit Card (b)	2.61%	2.73%	2.75%	2.84%	2.69%			2.61%	2.69%
Auto & Student	1.02	1.06	1.07	1.12	1.17			1.02	1.17
Total allowance for loan losses to period-end loans	2.07	2.16	2.18	2.24	2.18			2.07	2.18

CARD SERVICES SUPPLEMENTAL INFORMATION
Noninterest revenue	$997	$838	$980	$858	$736	19	35	$3,673	$3,593	2
Net interest income	3,038	3,051	2,855	2,901	2,947	—	3	11,845	11,462	3
Total net revenue	4,035	3,889	3,835	3,759	3,683	4	10	15,518	15,055	3
Provision for credit losses	774	759	800	789	708	2	9	3,122	3,079	1
Noninterest expense	1,544	1,581	1,478	1,462	1,568	(2)	(2)	6,065	6,152	(1)
Income before income tax expense	1,717	1,549	1,557	1,508	1,407	11	22	6,331	5,824	9
Net income	$1,069	$961	$965	$935	$879	11	22	$3,930	$3,547	11

Percentage of average loans:
Noninterest revenue	3.10%	2.63%	3.16%	2.78%	2.29%			2.92%	2.87%
Net interest income	9.44	9.58	9.20	9.41	9.18			9.41	9.16
Total net revenue	12.54	12.22	12.35	12.19	11.47			12.33	12.03

(a)
Average credit card loans included loans held-for-sale of $717 million, $1.3 billion, $1.8 billion, $2.7 billion and $976 million for the three months ended December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015, and December 31, 2014, respectively, and $1.6 billion and $509 million for the full year 2015 and 2014, respectively. These amounts are excluded when calculating the net charge-off rate.

(b)
Period-end credit card loans included loans held-for-sale of $76 million, $1.3 billion, $1.3 billion, $2.4 billion and $3.0 billion at December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015, and December 31, 2014, respectively. These amounts are excluded when calculating delinquency rates and the allowance for loan losses to period-end loans.

(c)
Excluded student loans insured by U.S. government agencies under the FFELP of $526 million, $507 million, $546 million, $596 million and $654 million at December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015, and December 31, 2014, respectively, that are 30 or more days past due. These amounts have been excluded based upon the government guarantee.

(d)
Nonperforming assets excluded student loans insured by U.S. government agencies under the FFELP of $290 million, $289 million, $282 million, $346 million and $367 million at December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015, and December 31, 2014, respectively, that are 90 or more days past due. These amounts have been excluded from nonaccrual loans based upon the government guarantee.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)
	QUARTERLY TRENDS							FULL YEAR
						4Q15 Change				2015 Change
	4Q15	3Q15	2Q15	1Q15	4Q14	3Q15	4Q14	2015	2014	2014
INCOME STATEMENT
REVENUE
Investment banking fees	$1,538	$1,612	$1,825	$1,761	$1,811	(5)%	(15)%	$6,736	$6,570	3%
Principal transactions	1,396	2,370	2,657	3,482	712	(41)	96	9,905	8,947	11
Lending- and deposit-related fees	387	389	400	397	425	(1)	(9)	1,573	1,742	(10)
Asset management, administration and commissions	1,049	1,083	1,181	1,154	1,181	(3)	(11)	4,467	4,687	(5)
All other income	268	294	170	280	417	(9)	(36)	1,012	1,474	(31)
Noninterest revenue	4,638	5,748	6,233	7,074	4,546	(19)	2	23,693	23,420	1
Net interest income	2,431	2,420	2,490	2,508	2,837	—	(14)	9,849	11,175	(12)
TOTAL NET REVENUE (a)	7,069	8,168	8,723	9,582	7,383	(13)	(4)	33,542	34,595	(3)

Provision for credit losses	81	232	50	(31)	(59)	(65)	NM	332	(161)	NM

NONINTEREST EXPENSE
Compensation expense	1,860	2,434	2,656	3,023	2,017	(24)	(8)	9,973	10,449	(5)
Noncompensation expense	2,576	3,697	2,481	2,634	3,559	(30)	(28)	11,388	12,824	(11)
TOTAL NONINTEREST EXPENSE	4,436	6,131	5,137	5,657	5,576	(28)	(20)	21,361	23,273	(8)

Income before income tax expense	2,552	1,805	3,536	3,956	1,866	41	37	11,849	11,483	3
Income tax expense	804	341	1,195	1,419	894	136	(10)	3,759	4,575	(18)
NET INCOME	$1,748	$1,464	$2,341	$2,537	$972	19	80	$8,090	$6,908	17

FINANCIAL RATIOS
ROE	10%	8%	14%	16%	5%			12%	10%
Overhead ratio	63	75	59	59	76			64	67
Compensation expense as a percent of total net revenue	26	30	30	32	27			30	30

REVENUE BY BUSINESS
Investment banking revenue (b)	$1,470	$1,530	$1,746	$1,630	$1,650	(4)	(11)	$6,376	$6,122	4
Treasury Services (c)	901	899	901	930	937	—	(4)	3,631	3,728	(3)
Lending (c)	390	334	302	435	358	17	9	1,461	1,547	(6)
Total Banking (b)	2,761	2,763	2,949	2,995	2,945	—	(6)	11,468	11,397	1
Fixed Income Markets (b)	2,574	2,933	2,931	4,154	2,653	(12)	(3)	12,592	14,075	(11)
Equity Markets (b)	1,064	1,403	1,576	1,651	1,143	(24)	(7)	5,694	5,044	13
Securities Services	933	915	995	934	1,094	2	(15)	3,777	4,351	(13)
Credit Adjustments & Other (d)	(263)	154	272	(152)	(452)	NM	42	11	(272)	NM
Total Markets & Investor Services (b)	4,308	5,405	5,774	6,587	4,438	(20)	(3)	22,074	23,198	(5)
TOTAL NET REVENUE	$7,069	$8,168	$8,723	$9,582	$7,383	(13)	(4)	$33,542	$34,595	(3)

See note 2 on page 33.

(a)
Included tax-equivalent adjustments, predominantly due to income tax credits related to alternative energy investments; income tax credits and amortization of the cost of investments in affordable housing projects; as well as tax-exempt income from municipal bond investments of $486 million, $417 million, $396 million, $432 million and $453 million for the three months ended December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015, and December 31, 2014, respectively, and $1.7 billion and $1.6 billion for full year 2015 and 2014, respectively.

(b)
Effective in the second quarter of 2015, Investment banking revenue (formerly Investment banking fees) incorporates all revenue associated with investment banking activities, and is reported net of investment banking revenue shared with other lines of business; previously such shared revenue had been reported in Fixed Income Markets and Equity Markets. Prior periods have been revised to conform with the current period presentation.

(c)	Effective in the second quarter of 2015, Trade Finance revenue was transferred from Treasury Services to Lending. Prior periods have been revised to conform with the current period presentation.

(d)
Consists primarily of credit valuation adjustments (“CVA”) managed by the credit portfolio group, and funding valuation adjustments (“FVA”) and debit valuation adjustments (“DVA”) on over-the-counter (“OTC”) derivatives and structured notes. Results are presented net of associated hedging activities and net of CVA and FVA amounts allocated to Fixed Income Markets and Equity Markets.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)
	QUARTERLY TRENDS							FULL YEAR
						4Q15 Change				2015 Change
	4Q15	3Q15	2Q15	1Q15	4Q14	3Q15	4Q14	2015	2014	2014
SELECTED BALANCE SHEET DATA (period-end)
Assets	$748,691	$801,133	$819,745	$854,275	$861,466	(7)%	(13)%	$748,691	$861,466	(13)%
Loans:
Loans retained (a)	106,908	101,420	96,579	98,625	96,409	5	11	106,908	96,409	11
Loans held-for-sale and loans at fair value	3,698	3,369	7,211	3,987	5,567	10	(34)	3,698	5,567	(34)
Total loans	110,606	104,789	103,790	102,612	101,976	6	8	110,606	101,976	8
Core loans	110,084	104,270	103,235	101,537	100,772	6	9	110,084	100,772	9
Equity	62,000	62,000	62,000	62,000	61,000	—	2	62,000	61,000	2

SELECTED BALANCE SHEET DATA (average)
Assets	$797,427	$789,975	$845,225	$865,327	$867,618	1	(8)	$824,208	$854,712	(4)
Trading assets - debt and equity instruments	291,958	288,828	317,385	312,260	326,312	1	(11)	302,514	317,535	(5)
Trading assets - derivative receivables	59,425	63,561	68,949	77,353	72,543	(7)	(18)	67,263	64,833	4
Loans:
Loans retained (a)	101,959	97,518	94,711	99,113	95,146	5	7	98,331	95,764	3
Loans held-for-sale and loans at fair value	4,897	3,827	5,504	4,061	5,428	28	(10)	4,572	7,599	(40)
Total loans	106,856	101,345	100,215	103,174	100,574	5	6	102,903	103,363	—

Equity	62,000	62,000	62,000	62,000	61,000	—	2	62,000	61,000	2

Headcount (b)	49,067	49,384	49,367	50,634	50,965	(1)	(4)	49,067	50,965	(4)

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$5	$2	$(15)	$(11)	$(4)	150	NM	$(19)	$(12)	(58)
Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (a)(c)	428	464	324	251	110	(8)	289	428	110	289
Nonaccrual loans held-for-sale and loans at fair value	10	12	12	12	11	(17)	(9)	10	11	(9)
Total nonaccrual loans	438	476	336	263	121	(8)	262	438	121	262

Derivative receivables	204	235	256	249	275	(13)	(26)	204	275	(26)
Assets acquired in loan satisfactions	62	56	60	63	67	11	(7)	62	67	(7)
Total nonperforming assets	704	767	652	575	463	(8)	52	704	463	52
Allowance for credit losses:
Allowance for loan losses	1,258	1,205	1,086	1,047	1,034	4	22	1,258	1,034	22
Allowance for lending-related commitments	569	547	437	411	439	4	30	569	439	30
Total allowance for credit losses	1,827	1,752	1,523	1,458	1,473	4	24	1,827	1,473	24

Net charge-off/(recovery) rate (a)	0.02%	0.01%	(0.06)%	(0.05)%	(0.02)%			(0.02)%	(0.01)%
Allowance for loan losses to period-end loans retained (a)	1.18	1.19	1.12	1.06	1.07			1.18	1.07
Allowance for loan losses to period-end loans retained,
excluding trade finance and conduits (d)	1.88	1.85	1.73	1.64	1.82			1.88	1.82
Allowance for loan losses to nonaccrual loans retained (a)(c)	294	260	335	417	940			294	940
Nonaccrual loans to total period-end loans	0.40	0.45	0.32	0.26	0.12			0.40	0.12

See note 2 on page 33.

(a)	Loans retained includes credit portfolio loans, trade finance loans, other held-for-investment loans and overdrafts.

(b)
Effective in the second quarter of 2015, certain technology staff were transferred from CIB to CB; previously reported headcount has been revised to conform with the current presentation. As the related expense for these staff is not material, prior period expenses have not been revised. Prior to the second quarter of 2015 compensation expense related to this headcount was recorded in the CIB, with an allocation to CB (reported in noncompensation expense); commencing with the second quarter, such expense was recorded as compensation expense in CB and accordingly total noninterest expense related to this headcount in both CB and CIB was unchanged.

(c)
Allowance for loan losses of $177 million, $160 million, $64 million, $51 million, and $18 million were held against these nonaccrual loans at December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015, and December 31, 2014, respectively.

(d)
Management uses allowance for loan losses to period-end loans retained, excluding trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of CIB’s allowance coverage ratio.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except rankings data and where otherwise noted)
	QUARTERLY TRENDS							FULL YEAR
						4Q15 Change				2015 Change
	4Q15	3Q15	2Q15	1Q15	4Q14	3Q15	4Q14	2015	2014	2014
BUSINESS METRICS
Advisory	$622	$503	$466	$542	$434	24%	43%	$2,133	$1,627	31%
Equity underwriting	314	269	452	399	327	17	(4)	1,434	1,571	(9)
Debt underwriting	602	840	907	820	1,050	(28)	(43)	3,169	3,372	(6)
Total investment banking fees	$1,538	$1,612	$1,825	$1,761	$1,811	(5)	(15)	$6,736	$6,570	3

Assets under custody (“AUC”) (period-end) (in billions)	$19,943	$19,691	$20,497	$20,561	$20,549	1	(3)	$19,943	$20,549	(3)

Client deposits and other third-party liabilities (average) (a)	364,794	372,070	401,280	444,171	433,822	(2)	(16)	395,297	417,369	(5)

Trade finance loans (period-end)	19,255	21,138	21,195	22,853	25,713	(9)	(25)	19,255	25,713	(25)

95% Confidence Level - Total CIB VaR (average)

CIB trading VaR by risk type: (b)
Fixed income (c)	$42	$50	$41	$35	$33	(16)	27	$42	$34	24
Foreign exchange	10	9	9	9	8	11	25	9	8	13
Equities	18	20	16	18	16	(10)	13	18	15	20
Commodities and other	11	10	9	8	6	10	83	10	8	25
Diversification benefit to CIB trading VaR (d)	(31)	(35)	(37)	(36)	(30)	11	(3)	(35)	(30)	(17)
CIB trading VaR (b)	50	54	38	34	33	(7)	52	44	35	26
Credit portfolio VaR (e)	11	13	15	18	17	(15)	(35)	14	13	8
Diversification benefit to CIB VaR (d)	(9)	(10)	(10)	(9)	(10)	10	10	(9)	(8)	(13)
CIB VaR (b)(c)	$52	$57	$43	$43	$40	(9)	30	$49	$40	23

(a)	Client deposits and other third party liabilities pertain to the Treasury Services and Securities Services businesses.

(b)
CIB trading VaR includes substantially all market-making and client-driven activities, as well as certain risk management activities in CIB, including credit spread sensitivity to CVA. For further information, see VaR measurement on pages 133–135 of the 2014 Annual Report.

(c)
As part of the Firm’s continuous evaluation and periodic enhancement of its VaR model calculations, during the second quarter of 2015 the Firm refined the historical proxy time series inputs to certain VaR models to more appropriately reflect the risk exposure from certain asset-backed products. Had these new time series been used as inputs into these VaR models in the first quarter of 2015, the Firm estimates they would have resulted in a reduction to average Fixed income VaR of $3 million and average CIB VaR of $2 million. The impact of this refinement on all other periods presented was not material. The Firm expects in subsequent quarters to continue to refine the VaR model calculations and times series inputs related to these products.

(d)
Average portfolio VaR was less than the sum of the VaR of the components described above, which is due to portfolio diversification. The diversification effect reflects the fact that the risks were not perfectly correlated.

(e)
Credit portfolio VaR includes the derivative CVA, hedges of the CVA and hedges of the retained loan portfolio, which are reported in principal transactions revenue. This VaR does not include the retained loan portfolio, which is not reported at fair value.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q15 Change				2015 Change
	4Q15	3Q15	2Q15	1Q15	4Q14	3Q15	4Q14	2015	2014	2014
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$236	$229	$242	$237	$239	3%	(1)%	$944	$978	(3)%
Asset management, administration and commissions	20	22	22	24	22	(9)	(9)	88	92	(4)
All other income (a)	342	271	345	375	382	26	(10)	1,333	1,279	4
Noninterest revenue	598	522	609	636	643	15	(7)	2,365	2,349	1
Net interest income	1,162	1,122	1,130	1,106	1,127	4	3	4,520	4,533	—
TOTAL NET REVENUE (b)	1,760	1,644	1,739	1,742	1,770	7	(1)	6,885	6,882	—

Provision for credit losses	117	82	182	61	(48)	43	NM	442	(189)	NM

NONINTEREST EXPENSE
Compensation expense	310	311	308	309	303	—	2	1,238	1,203	3
Noncompensation expense	440	408	395	400	363	8	21	1,643	1,492	10
TOTAL NONINTEREST EXPENSE	750	719	703	709	666	4	13	2,881	2,695	7

Income before income tax expense	893	843	854	972	1,152	6	(22)	3,562	4,376	(19)
Income tax expense	343	325	329	374	459	6	(25)	1,371	1,741	(21)
NET INCOME	$550	$518	$525	$598	$693	6	(21)	$2,191	$2,635	(17)

Revenue by product
Lending (c)	$887	$850	$867	$825	$843	4	5	$3,429	$3,358	2
Treasury services (c)	655	633	646	647	657	3	—	2,581	2,681	(4)
Investment banking	156	130	196	248	206	20	(24)	730	684	7
Other (c)	62	31	30	22	64	100	(3)	145	159	(9)
Total Commercial Banking net revenue	$1,760	$1,644	$1,739	$1,742	$1,770	7	(1)	$6,885	$6,882	—

Investment banking revenue, gross (d)	$455	$382	$589	$753	$557	19	(18)	$2,179	$1,986	10

Revenue by client segment
Middle Market Banking (e)	$702	$675	$688	$677	$692	4	1	$2,742	$2,791	(2)
Corporate Client Banking (e)	470	446	532	564	524	5	(10)	2,012	1,982	2
Commercial Term Lending	331	318	318	308	313	4	6	1,275	1,252	2
Real Estate Banking	138	123	117	116	120	12	15	494	495	—
Other	119	82	84	77	121	45	(2)	362	362	—
Total Commercial Banking net revenue	$1,760	$1,644	$1,739	$1,742	$1,770	7	(1)	$6,885	$6,882	—

FINANCIAL RATIOS
ROE	15%	14%	14%	17%	19%			15%	18%
Overhead ratio	43	44	40	41	38			42	39

(a)	Includes revenue from investment banking products and commercial card transactions.

(b)
Total net revenue included tax-equivalent adjustments from income tax credits related to equity investments in designated community development entities that provide loans to qualified businesses in low-income communities, as well as tax-exempt income from municipal bond activity of $149 million, $116 million, $115 million, $113 million, and $145 million for the three months ended December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015, and December 31, 2014, respectively, and $493 million and $462 million for full year 2015, and 2014, respectively.

(c)
Effective in the second quarter of 2015, Commercial Card and Chase Commerce Solutions/Paymentech product revenue was transferred from Lending and Other, respectively, to Treasury Services. Prior period amounts were revised to conform with the current period presentation.

(d)	Represents the total revenue from investment banking products sold to CB clients.

(e)
Effective in the first quarter of 2015, mortgage warehouse lending clients were transferred from Middle Market Banking to Corporate Client Banking. Prior period revenue, period-end loans, and average loans by client segment were revised to conform with the current period presentation.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)
	QUARTERLY TRENDS							FULL YEAR
						4Q15 Change				2015 Change
	4Q15	3Q15	2Q15	1Q15	4Q14	3Q15	4Q14	2015	2014	2014
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$200,700	$201,157	$201,377	$197,931	$195,267	—%	3%	$200,700	$195,267	3%
Loans:
Loans retained	167,374	162,269	157,947	153,173	147,661	3	13	167,374	147,661	13
Loans held-for-sale and loans at fair value	267	213	1,506	507	845	25	(68)	267	845	(68)
Total loans	$167,641	$162,482	$159,453	$153,680	$148,506	3	13	$167,641	$148,506	13
Core loans	166,939	161,662	158,568	152,659	147,392	3	13	166,939	147,392	13
Equity	14,000	14,000	14,000	14,000	14,000	—	—	14,000	14,000	—

Period-end loans by client segment:
Middle Market Banking (a)	$51,362	$51,985	$51,713	$51,071	$51,009	(1)	1	$51,362	$51,009	1
Corporate Client Banking (a)	31,871	29,634	30,171	28,379	25,321	8	26	31,871	25,321	26
Commercial Term Lending	62,860	60,684	58,314	55,824	54,038	4	16	62,860	54,038	16
Real Estate Banking	16,211	15,068	14,231	13,537	13,298	8	22	16,211	13,298	22
Other	5,337	5,111	5,024	4,869	4,840	4	10	5,337	4,840	10
Total Commercial Banking loans	$167,641	$162,482	$159,453	$153,680	$148,506	3	13	$167,641	$148,506	13

SELECTED BALANCE SHEET DATA (average)
Total assets	$200,325	$197,274	$198,740	$195,927	$191,664	2	5	$198,076	$191,857	3
Loans:
Loans retained	165,679	158,845	155,110	149,731	145,184	4	14	157,389	140,982	12
Loans held-for-sale and loans at fair value	188	359	870	557	467	(48)	(60)	492	782	(37)
Total loans	$165,867	$159,204	$155,980	$150,288	$145,651	4	14	$157,881	$141,764	11
Client deposits and other third-party liabilities	178,637	180,892	197,004	210,046	208,424	(1)	(14)	191,529	204,017	(6)
Equity	14,000	14,000	14,000	14,000	14,000	—	—	14,000	14,000	—

Average loans by client segment:
Middle Market Banking (a)	$51,844	$51,373	$51,440	$50,538	$50,778	1	2	$51,303	$50,939	1
Corporate Client Banking (a)	31,840	28,964	28,986	26,653	24,169	10	32	29,125	23,113	26
Commercial Term Lending	61,574	59,323	56,814	54,754	53,024	4	16	58,138	51,120	14
Real Estate Banking	15,565	14,487	13,732	13,472	12,901	7	21	14,320	12,080	19
Other	5,044	5,057	5,008	4,871	4,779	—	6	4,995	4,512	11
Total Commercial Banking loans	$165,867	$159,204	$155,980	$150,288	$145,651	4	14	$157,881	$141,764	11

Headcount (b)	7,845	7,735	7,568	7,489	7,426	1	6	7,845	7,426	6

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$16	$(2)	$(4)	$11	$28	NM	(43)	$21	$(7)	NM
Nonperforming assets
Nonaccrual loans:
Nonaccrual loans retained (c)	375	423	384	304	317	(11)	18	375	317	18
Nonaccrual loans held-for-sale and loans
at fair value	18	16	14	12	14	13	29	18	14	29
Total nonaccrual loans	393	439	398	316	331	(10)	19	393	331	19

Assets acquired in loan satisfactions	8	4	5	5	10	100	(20)	8	10	(20)
Total nonperforming assets	401	443	403	321	341	(9)	18	401	341	18
Allowance for credit losses:
Allowance for loan losses	2,855	2,782	2,705	2,519	2,466	3	16	2,855	2,466	16
Allowance for lending-related commitments	198	170	163	162	165	16	20	198	165	20
Total allowance for credit losses	3,053	2,952	2,868	2,681	2,631	3	16	3,053	2,631	16

Net charge-off/(recovery) rate (d)	0.04%	—%	(0.01)%	0.03%	0.08%			0.01%	—%
Allowance for loan losses to period-end loans retained	1.71	1.71	1.71	1.64	1.67			1.71	1.67
Allowance for loan losses to nonaccrual loans retained (c)	761	658	704	829	778			761	778
Nonaccrual loans to period-end total loans	0.23	0.27	0.25	0.21	0.22			0.23	0.22

(a)
Effective in the first quarter of 2015, mortgage warehouse lending clients were transferred from Middle Market Banking to Corporate Client Banking. Prior period revenue, period-end loans, and average loans by client segment were revised to conform with the current period presentation.

(b)
Effective in the second quarter of 2015, certain technology staff were transferred from CIB to CB; previously-reported headcount has been revised to conform with the current period presentation. As the related expense for these staff is not material, prior period expenses have not been revised. Prior to the second quarter of 2015, compensation expense related to this headcount was recorded in the CIB, with an allocation to CB (reported in noncompensation expense); commencing with the second quarter of 2015, such expense was recorded as compensation expense in CB and accordingly total noninterest expense related to this headcount in both CB and CIB was unchanged.

(c)
Allowance for loan losses of $64 million, $80 million, $42 million, $29 million, and $45 million was held against nonaccrual loans retained at December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015, and December 31, 2014, respectively.

(d)	Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							FULL YEAR
						4Q15 Change				2015 Change
	4Q15	3Q15	2Q15	1Q15	4Q14	3Q15	4Q14	2015	2014	2014
INCOME STATEMENT
REVENUE
Asset management, administration and commissions	$2,328	$2,237	$2,381	$2,229	$2,419	4%	(4)%	$9,175	$9,024	2%
All other income	46	24	163	155	149	92	(69)	388	564	(31)
Noninterest revenue	2,374	2,261	2,544	2,384	2,568	5	(8)	9,563	9,588	—
Net interest income	671	633	631	621	632	6	6	2,556	2,440	5
TOTAL NET REVENUE	3,045	2,894	3,175	3,005	3,200	5	(5)	12,119	12,028	1

Provision for credit losses	17	(17)	—	4	3	NM	467	4	4	—

NONINTEREST EXPENSE
Compensation expense	1,307	1,218	1,299	1,289	1,317	7	(1)	5,113	5,082	1
Noncompensation expense	889	891	1,107	886	1,003	—	(11)	3,773	3,456	9
TOTAL NONINTEREST EXPENSE	2,196	2,109	2,406	2,175	2,320	4	(5)	8,886	8,538	4

Income before income tax expense	832	802	769	826	877	4	(5)	3,229	3,486	(7)
Income tax expense	325	327	318	324	337	(1)	(4)	1,294	1,333	(3)
NET INCOME	$507	$475	$451	$502	$540	7	(6)	$1,935	$2,153	(10)

REVENUE BY LINE OF BUSINESS
Global Investment Management	$1,615	$1,483	$1,670	$1,533	$1,740	9	(7)	$6,301	$6,327	—
Global Wealth Management	1,430	1,411	1,505	1,472	1,460	1	(2)	5,818	5,701	2
TOTAL NET REVENUE	$3,045	$2,894	$3,175	$3,005	$3,200	5	(5)	$12,119	$12,028	1

FINANCIAL RATIOS
ROE	21%	20%	19%	22%	23%			21%	23%
Overhead ratio	72	73	76	72	73			73	71
Pretax margin ratio:
Global Investment Management	36	31	26	30	31			31	31
Global Wealth Management	17	24	22	25	24			22	27
Asset Management	27	28	24	27	27			27	29

Headcount	20,975	20,651	20,237	20,095	19,735	2	6	20,975	19,735	6

Number of client advisors	2,778	2,796	2,746	2,803	2,836	(1)	(2)	2,778	2,836	(2)

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q15 Change				2015 Change
	4Q15	3Q15	2Q15	1Q15	4Q14	3Q15	4Q14	2015	2014	2014
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$131,451	$131,412	$134,059	$126,233	$128,701	—%	2%	$131,451	$128,701	2%
Loans (a)	111,007	110,314	109,336	104,165	104,279	1	6	111,007	104,279	6
Core loans	111,007	110,314	109,336	104,165	104,279	1	6	111,007	104,279	6
Deposits	146,766	140,121	141,179	155,347	155,247	5	(5)	146,766	155,247	(5)
Equity	9,000	9,000	9,000	9,000	9,000	—	—	9,000	9,000	—

SELECTED BALANCE SHEET DATA (average)
Total assets	$130,980	$131,100	$130,548	$126,276	$129,029	—	2	$129,743	$126,440	3
Loans	110,305	108,741	107,250	103,286	103,336	1	7	107,418	99,805	8
Deposits	145,623	141,896	152,563	158,240	152,022	3	(4)	149,525	150,121	—
Equity	9,000	9,000	9,000	9,000	9,000	—	—	9,000	9,000	—

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$8	$2	$(1)	$3	$3	300%	167	$12	$6	100%
Nonaccrual loans	218	229	209	175	218	(5)	—	218	218	—
Allowance for credit losses:
Allowance for loan losses	266	258	273	271	271	3	(2)	266	271	(2)
Allowance for lending-related commitments	5	4	5	5	5	25	—	5	5	—
Total allowance for credit losses	271	262	278	276	276	3	(2)	271	276	(2)
Net charge-off/(recovery) rate	0.03%	0.01%	—%	0.01%	0.01%			0.01%	0.01%
Allowance for loan losses to period-end loans	0.24	0.23	0.25	0.26	0.26			0.24	0.26
Allowance for loan losses to nonaccrual loans	122	113	131	155	124			122	124
Nonaccrual loans to period-end loans	0.20	0.21	0.19	0.17	0.21			0.20	0.21

(a)
Included $26.6 billion, $25.4 billion, $24.0 billion, $23.0 billion, and $22.1 billion of prime mortgage loans reported in the Consumer, excluding credit card, loan portfolio at December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015, and December 31, 2014, respectively.

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

						Dec 31, 2015
						Change		FULL YEAR
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Dec 31,			2015 Change
CLIENT ASSETS	2015	2015	2015	2015	2014	2015	2014	2015	2014	2014
Assets by asset class
Liquidity	$464	$463	$466	$454	$461	—%	1%	$464	$461	1%
Fixed income	342	351	357	359	359	(3)	(5)	342	359	(5)
Equity	353	336	380	380	375	5	(6)	353	375	(6)
Multi-asset and alternatives	564	561	578	566	549	1	3	564	549	3
TOTAL ASSETS UNDER MANAGEMENT	1,723	1,711	1,781	1,759	1,744	1	(1)	1,723	1,744	(1)
Custody/brokerage/administration/deposits	627	612	642	646	643	2	(2)	627	643	(2)
TOTAL CLIENT ASSETS	$2,350	$2,323	$2,423	$2,405	$2,387	1	(2)	$2,350	$2,387	(2)

MEMO:
Alternatives client assets (a)	$172	$172	$173	$168	$166	—	4	$172	$166	4

Assets by client segment
Private Banking	$437	$438	$452	$440	$428	—	2	$437	$428	2
Institutional	816	816	830	825	827	—	(1)	816	827	(1)
Retail	470	457	499	494	489	3	(4)	470	489	(4)
TOTAL ASSETS UNDER MANAGEMENT	$1,723	$1,711	$1,781	$1,759	$1,744	1	(1)	$1,723	$1,744	(1)

Private Banking	$1,050	$1,037	$1,080	$1,073	$1,057	1	(1)	$1,050	$1,057	(1)
Institutional	824	823	838	833	835	—	(1)	824	835	(1)
Retail	476	463	505	499	495	3	(4)	476	495	(4)
TOTAL CLIENT ASSETS	$2,350	$2,323	$2,423	$2,405	$2,387	1	(2)	$2,350	$2,387	(2)

Assets under management rollforward
Beginning balance	$1,711	$1,781	$1,759	$1,744	$1,711			$1,744	$1,598
Net asset flows:
Liquidity	(1)	(5)	6	(1)	27			(1)	18
Fixed income	(7)	(5)	3	2	4			(7)	33
Equity	3	(5)	(1)	4	2			1	5
Multi-asset and alternatives	(5)	6	11	10	4			22	42
Market/performance/other impacts	22	(61)	3	—	(4)			(36)	48
Ending balance	$1,723	$1,711	$1,781	$1,759	$1,744			$1,723	$1,744

Client assets rollforward
Beginning balance	$2,323	$2,423	$2,405	$2,387	$2,344			$2,387	$2,343
Net asset flows	1	(7)	16	17	47			27	118
Market/performance/other impacts	26	(93)	2	1	(4)			(64)	(74)
Ending balance	$2,350	$2,323	$2,423	$2,405	$2,387			$2,350	$2,387

(a)	Represents assets under management, as well as client balances in brokerage accounts.

JPMORGAN CHASE & CO.
CORPORATE
FINANCIAL HIGHLIGHTS
(in millions, except headcount data)

	QUARTERLY TRENDS							FULL YEAR
						4Q15 Change				2015 Change
	4Q15	3Q15	2Q15	1Q15	4Q14	3Q15	4Q14	2015	2014	2014
INCOME STATEMENT
REVENUE
Principal transactions	$(56)	$(70)	$67	$100	$509	20%	NM	$41	$1,197	(97)%
Securities gains	72	25	40	53	28	188	157	190	71	168
All other income (a)	571	118	(7)	(113)	110	384	419	569	704	(19)
Noninterest revenue	587	73	100	40	647	NM	(9)	800	1,972	(59)
Net interest income	64	(123)	(221)	(253)	(400)	NM	NM	(533)	(1,960)	73
TOTAL NET REVENUE (b)	651	(50)	(121)	(213)	247	NM	164	267	12	NM

Provision for credit losses	(2)	(4)	1	(5)	(6)	50	67	(10)	(35)	71

NONINTEREST EXPENSE
Compensation expense	867	944	953	892	688	(8)	26	3,656	2,888	27
Noncompensation expense (c)	1,451	960	791	946	1,347	51	8	4,148	4,589	(10)
Subtotal	2,318	1,904	1,744	1,838	2,035	22	14	7,804	7,477	4
Net expense allocated to other businesses	(1,709)	(1,732)	(1,700)	(1,686)	(1,599)	1	(7)	(6,827)	(6,318)	(8)
TOTAL NONINTEREST EXPENSE	609	172	44	152	436	254	40	977	1,159	(16)

Income/(loss) before income tax expense/(benefit)	44	(218)	(166)	(360)	(183)	NM	NM	(700)	(1,112)	37
Income tax expense/(benefit) (d)	(178)	(1,935)	(606)	(418)	(730)	91	76	(3,137)	(1,976)	(59)
NET INCOME/(LOSS)	$222	$1,717	$440	$58	$547	(87)	(59)	$2,437	$864	182

MEMO:
TOTAL NET REVENUE
Treasury and Chief Investment Office (“CIO”)	137	(89)	(163)	(378)	(243)	NM	NM	(493)	(1,317)	63
Other Corporate (e)	514	39	42	165	490	NM	5	760	1,329	(43)
TOTAL NET REVENUE	$651	$(50)	$(121)	$(213)	$247	NM	164	$267	$12	NM

NET INCOME/(LOSS)
Treasury and CIO	138	(40)	(112)	(221)	(205)	NM	NM	(235)	(1,165)	80
Other Corporate (e)	84	1,757	552	279	752	(95)	(89)	2,672	2,029	32
TOTAL NET INCOME/(LOSS)	$222	$1,717	$440	$58	$547	(87)	(59)	$2,437	$864	182

SELECTED BALANCE SHEET DATA (period-end)
Total assets	$768,204	$798,680	$821,736	$942,556	$931,206	(4)	(18)	$768,204	$931,206	(18)
Loans	2,187	2,332	2,480	2,694	2,871	(6)	(24)	2,187	2,871	(24)
Core loans	2,182	2,327	2,474	2,672	2,848	(6)	(23)	2,182	2,848	(23)

Headcount	29,617	29,307	27,985	27,019	26,047	1	14	29,617	26,047	14

See note 1 on page 33.

(a)	Included revenue related to a legal settlement of $514 million for both the three months ended December 31, 2015 and full year 2015.

(b)
Included tax-equivalent adjustments, predominantly due to tax-exempt income from municipal bond investments of $219 million, $215 million, $202 million, $203 million, and $196 million for the three months ended December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015, and December 31, 2014, respectively, and $839 million and $730 million for full year 2015, and 2014, respectively.

(c)
Included legal expense of $407 million, $102 million, $18 million, $305 million, and $84 million for the three months ended December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015, and December 31, 2014, respectively. Included legal expense of $832 million and $821 million for full year 2015, and 2014, respectively.

(d)	The three months ended September 30, 2015 and full year 2015 reflected tax benefits of $1.9 billion and $2.6 billion, respectively, due to the resolution of various tax audits.

(e)
Effective with the first quarter of 2015, the Firm has included the results of Private Equity in the Other Corporate line within the Corporate segment. Prior period amounts have been revised to conform with the current period presentation. The Corporate segment’s balance sheets and results of operations were not impacted by this reporting change.

JPMORGAN CHASE & CO.
CORPORATE
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions)

	QUARTERLY TRENDS							FULL YEAR
						4Q15 Change				2015 Change
	4Q15	3Q15	2Q15	1Q15	4Q14	3Q15	4Q14	2015	2014	2014
SUPPLEMENTAL INFORMATION

TREASURY and CHIEF INVESTMENT OFFICE (“CIO”)
Securities gains	$72	$25	$40	$53	$28	188%	157%	$190	$71	168%
Investment securities portfolio (average) (a)	296,693	306,370	322,954	333,692	347,480	(3)	(15)	314,802	349,285	(10)
Investment securities portfolio (period-end) (b)	287,777	303,057	314,048	327,859	343,146	(5)	(16)	287,777	343,146	(16)
Mortgage loans (average)	2,221	2,400	2,599	2,790	2,962	(7)	(25)	2,501	3,308	(24)
Mortgage loans (period-end)	2,136	2,293	2,455	2,664	2,834	(7)	(25)	2,136	2,834	(25)

Private equity portfolio
Carrying value	$2,103	$2,192	$2,718	$3,064	$5,866	(4)	(64)	$2,103	$5,866	(64)
Cost	3,798	3,832	4,252	4,485	6,281	(1)	(40)	3,798	6,281	(40)

(a)
Average investment securities included held-to-maturity balances of $49.5 billion, $50.7 billion, $50.7 billion, $49.3 billion, and $49.0 billion for the three months ended December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015, and December 31, 2014, respectively, and $50.0 million and $47.2 billion for the full year 2015, and 2014, respectively.

(b)
Period-end investment securities included held-to-maturity balances of $49.1 million, $50.2 billion, $51.6 billion , $49.3 billion, and $49.3 billion at December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015, and December 31, 2014, respectively.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions)
						Dec 31, 2015
						Change
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Dec 31,
	2015	2015	2015	2015	2014	2015	2014
CREDIT EXPOSURE
Consumer, excluding credit card loans (a)
Loans retained, excluding PCI loans	$303,357	$289,496	$272,975	$259,561	$248,283	5%	22%
Loans - PCI	40,998	42,236	43,806	45,356	46,696	(3)	(12)
Total loans retained	344,355	331,732	316,781	304,917	294,979	4	17
Loans held-for-sale	466	237	1,505	298	395	97	18
Total consumer, excluding credit card loans	344,821	331,969	318,286	305,215	295,374	4	17

Credit card loans
Loans retained (b)	131,387	125,634	124,705	120,835	128,027	5	3
Loans held-for-sale	76	1,345	1,320	2,422	3,021	(94)	(97)
Total credit card loans	131,463	126,979	126,025	123,257	131,048	4	—
Total consumer loans	476,284	458,948	444,311	428,472	426,422	4	12

Wholesale loans (c)
Loans retained	357,050	346,927	338,219	331,219	324,502	3	10
Loans held-for-sale and loans at fair value	3,965	3,582	8,717	4,494	6,412	11	(38)
Total wholesale loans	361,015	350,509	346,936	335,713	330,914	3	9

Total loans	837,299	809,457	791,247	764,185	757,336	3	11

Derivative receivables	59,677	68,668	67,451	81,574	78,975	(13)	(24)
Receivables from customers and other (d)	13,497	17,016	22,591	22,777	29,080	(21)	(54)
Total credit-related assets	73,174	85,684	90,042	104,351	108,055	(15)	(32)

Lending-related commitments
Consumer, excluding credit card	58,478	60,005	59,817	60,151	58,153	(3)	1
Credit card	515,518	526,433	523,717	533,511	525,963	(2)	(2)
Wholesale (e)	366,399	354,348	352,048	355,504	366,881	3	—
Total lending-related commitments	940,395	940,786	935,582	949,166	950,997	—	(1)

Total credit exposure	$1,850,868	$1,835,927	$1,816,871	$1,817,702	$1,816,388	1	2

Memo: Total by category
Consumer exposure (f)	$1,050,405	$1,045,505	$1,027,958	$1,022,239	$1,010,646	—	4
Wholesale exposures (g)	800,463	790,422	788,913	795,463	805,742	1	(1)
Total credit exposure	$1,850,868	$1,835,927	$1,816,871	$1,817,702	$1,816,388	1	2

Note: The Firm provides several non-GAAP financial measures which exclude the impact of PCI loans. For further discussion of these measures, see page 33.

(a)	Includes loans reported in CCB, prime mortgage and home equity loans reported in AM, and prime mortgage loans reported in Corporate.

(b)	Includes accrued interest and fees net of an allowance for the uncollectible portion of accrued interest and fee income.

(c)	Includes loans reported in CIB, CB and AM business segments and Corporate.

(d)
Predominantly includes receivables from customers, which represent margin loans to prime and retail brokerage customers; these are classified in accrued interest and accounts receivable on the Consolidated balance sheets.

(e)
Effective January 1, 2015, the Firm no longer includes unused advised lines of credit in wholesale lending-related commitments as the Firm may cancel these facilities at any time by providing the borrower notice or, in some cases without notice, as permitted by law. This presentation is consistent with U.S. bank regulatory filings. Prior period amounts have been revised to conform with the current period presentation.

(f)	Represents total consumer loans and lending-related commitments.

(g)	Represents total wholesale loans and lending-related commitments, derivative receivables and receivables from customers.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Dec 31, 2015
						Change
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Dec 31,
	2015	2015	2015	2015	2014	2015	2014
NONPERFORMING ASSETS (a)
Consumer nonaccrual loans (b)(c)	$5,413	$5,530	$5,984	$6,241	$6,509	(2)	(17)

Wholesale nonaccrual loans
Loans retained	988	1,086	873	696	599	(9)	65
Loans held-for-sale and loans at fair value	28	28	26	24	25	—	12
Total wholesale nonaccrual loans	1,016	1,114	899	720	624	(9)	63

Total nonaccrual loans	6,429	6,644	6,883	6,961	7,133	(3)	(10)

Derivative receivables	204	235	256	249	275	(13)	(26)
Assets acquired in loan satisfactions	401	415	449	504	559	(3)	(28)
Total nonperforming assets	7,034	7,294	7,588	7,714	7,967	(4)	(12)
Wholesale lending-related commitments (d)	193	176	133	131	103	10	87
Total nonperforming exposure	$7,227	$7,470	$7,721	$7,845	$8,070	(3)	(10)

NONACCRUAL LOAN-RELATED RATIOS
Total nonaccrual loans to total loans	0.77%	0.82%	0.87%	0.91%	0.94%
Total consumer, excluding credit card nonaccrual loans to
total consumer, excluding credit card loans	1.57	1.67	1.88	2.04	2.20
Total wholesale nonaccrual loans to total
wholesale loans	0.28	0.32	0.26	0.21	0.19

(a)
At December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015, and December 31, 2014, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $6.3 billion, $6.6 billion, $7.0 billion, $7.5 billion and $7.8 billion, respectively, that are 90 or more days past due; (2) student loans insured by U.S. government agencies under the Federal Family Education Loan Program (“FFELP”) of $290 million, $289 million, $282 million, $346 million and $367 million, respectively, that are 90 or more days past due; (3) real estate owned (“REO”) insured by U.S. government agencies of $343 million, $327 million, $384 million, $469 million and $462 million, respectively. These amounts have been excluded based upon the government guarantee. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance issued by the Federal Financial Institutions Examination Council (“FFIEC”). Under this guidance, non modified credit card loans are charged off by the end of the month in which the account becomes 180 days past due, while modified credit card loans are charged off when the account becomes 120 days past due. Moreover, all credit card loans must be charged off within 60 days of receiving notification about certain specified events (e.g., bankruptcy of the borrower).

(b)
Includes nonaccrual loans held-for-sale of $98 million, $212 million, $16 million, and $91 million at December 31, 2015, June 30, 2015, March 31, 2015, and December 31, 2014, respectively. There were no nonaccrual loans held-for-sale at September 30, 2015.

(c)	Excludes PCI loans. The Firm is recognizing interest income on each pool of PCI loans as they are all performing.

(d)	Represents commitments that are risk rated as nonaccrual.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q15 Change				2015 Change
	4Q15	3Q15	2Q15	1Q15	4Q14	3Q15	4Q14	2015	2014	2014
SUMMARY OF CHANGES IN THE ALLOWANCES
ALLOWANCE FOR LOAN LOSSES
Beginning balance	$13,466	$13,915	$14,065	$14,185	$14,889	(3)%	(10)%	$14,185	$16,264	(13)%
Net charge-offs:
Gross charge-offs	1,300	1,305	1,284	1,352	1,513	—	(14)	5,241	6,114	(14)
Gross recoveries	(236)	(342)	(277)	(300)	(295)	31	20	(1,155)	(1,355)	15
Net charge-offs	1,064	963	1,007	1,052	1,218	10	(13)	4,086	4,759	(14)
Write-offs of PCI loans and other (a)	46	52	55	55	337	(12)	(86)	208	533	(61)
Provision for loan losses	1,200	567	908	988	856	112	40	3,663	3,224	14
Other	(1)	(1)	4	(1)	(5)	—	80	1	(11)	NM
Ending balance	$13,555	$13,466	$13,915	$14,065	$14,185	1	(4)	$13,555	$14,185	(4)

ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$735	$620	$593	$622	$637	19	15	$622	$705	(12)
Provision for lending-related commitments	51	115	27	(29)	(16)	(56)	NM	164	(85)	NM
Other	—	—	—	—	1	—	(100)	—	2	(100)
Ending balance	$786	$735	$620	$593	$622	7	26	$786	$622	26

Total allowance for credit losses	$14,341	$14,201	$14,535	$14,658	$14,807	1	(3)	$14,341	$14,807	(3)

NET CHARGE-OFF/(RECOVERY) RATES
Consumer retained, excluding credit card loans (b)	0.31%	0.25%	0.29%	0.36%	0.45%			0.30%	0.46%
Credit card retained loans	2.42	2.41	2.61	2.62	2.69			2.51	2.75
Total consumer retained loans	0.88	0.85	0.95	1.01	1.13			0.92	1.15
Wholesale retained loans	0.03	—	(0.02)	—	0.03			—	—
Total retained loans	0.52	0.49	0.53	0.57	0.65			0.52	0.65
Consumer retained loans, excluding credit card and
PCI loans	0.35	0.29	0.34	0.42	0.54			0.35	0.55
Consumer retained loans, excluding PCI loans	0.97	0.94	1.06	1.14	1.28			1.02	1.30
Total retained, excluding PCI loans	0.54	0.51	0.56	0.61	0.70			0.55	0.70

Memo: Average retained loans
Consumer retained, excluding credit card loans	$339,637	$323,458	$311,074	$299,789	$291,628	5	16	$318,612	$289,212	10
Credit card retained loans	126,903	125,048	122,732	122,352	126,375	1	—	124,274	124,604	—
Total average retained consumer loans	466,540	448,506	433,806	422,141	418,003	4	12	442,886	413,816	7
Wholesale retained loans	350,370	339,172	331,924	327,895	321,421	3	9	337,407	316,060	7
Total average retained loans	$816,910	$787,678	$765,730	$750,036	$739,424	4	10	$780,293	$729,876	7

Consumer retained, excluding credit card and
PCI loans	$298,047	$280,475	$266,567	$253,829	$244,074	6	22	$274,866	$239,210	15
Consumer retained, excluding PCI loans	424,950	405,524	389,299	376,181	370,449	5	15	399,140	363,814	10
Total retained, excluding PCI loans	775,316	744,692	721,219	704,072	691,865	4	12	736,543	679,869	8

(a)
Write-offs of PCI loans are recorded against the allowance for loan losses when actual losses for a pool exceed estimated losses that were recorded as purchase accounting adjustments at the time of acquisition. A write-off of a PCI loan is recognized when the underlying loan is removed from a pool (e.g., upon liquidation). During the fourth quarter of 2014, the Firm recorded a $291 million adjustment to reduce the PCI allowance and the recorded investment in the Firm’s PCI loan portfolio, primarily reflecting the cumulative effect of interest forgiveness modifications. This adjustment had no impact to the Firm’s Consolidated statements of income.

(b)	The net charge-off rates exclude the write-offs in the PCI portfolio. These write-offs decreased the allowance for loan losses for PCI loans.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Dec 31, 2015
						Change
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Dec 31,
	2015	2015	2015	2015	2014	2015	2014
ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Consumer, excluding credit card
Asset-specific (a)	$364	$359	$436	$537	$539	1%	(32)%
Formula-based	2,700	2,702	2,841	3,065	3,186	—	(15)
PCI (b)	2,742	2,788	3,215	3,270	3,325	(2)	(18)
Total consumer, excluding credit card	5,806	5,849	6,492	6,872	7,050	(1)	(18)
Credit card
Asset-specific (a)(c)	460	485	518	458	500	(5)	(8)
Formula-based	2,974	2,949	2,916	2,976	2,939	1	1
Total credit card	3,434	3,434	3,434	3,434	3,439	—	—
Total consumer	9,240	9,283	9,926	10,306	10,489	—	(12)
Wholesale
Asset-specific (a)	274	281	147	115	87	(2)	215
Formula-based	4,041	3,902	3,842	3,644	3,609	4	12
Total wholesale	4,315	4,183	3,989	3,759	3,696	3	17
Total allowance for loan losses	13,555	13,466	13,915	14,065	14,185	1	(4)
Allowance for lending-related commitments	786	735	620	593	622	7	26
Total allowance for credit losses	$14,341	$14,201	$14,535	$14,658	$14,807	1	(3)

CREDIT RATIOS
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	1.69%	1.76%	2.05%	2.25%	2.39%
Credit card allowance to total credit card retained loans	2.61	2.73	2.75	2.84	2.69
Wholesale allowance to total wholesale retained loans	1.21	1.21	1.18	1.13	1.14
Wholesale allowance to total wholesale retained loans,
excluding trade finance and conduits (d)	1.35	1.34	1.30	1.26	1.29
Total allowance to total retained loans	1.63	1.67	1.78	1.86	1.90
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (e)	109	106	112	110	110
Total allowance, excluding credit card allowance, to retained
nonaccrual loans, excluding credit card nonaccrual loans (e)	161	152	158	154	153
Wholesale allowance to wholesale retained nonaccrual loans	437	385	457	540	617
Total allowance to total retained nonaccrual loans	215	204	209	203	202

CREDIT RATIOS, excluding PCI loans
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	1.01	1.06	1.20	1.39	1.50
Total allowance to total retained loans	1.37	1.40	1.45	1.52	1.55
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (e)	58	55	57	58	58
Allowance, excluding credit card allowance, to retained non-
accrual loans, excluding credit card nonaccrual loans (e)	117	109	109	106	106
Total allowance to total retained nonaccrual loans	172	161	161	156	155

(a)	Includes risk-rated loans that have been placed on nonaccrual status and loans that have been modified in a troubled debt restructuring (“TDR”).

(b)	During the fourth quarter of 2014, the Firm recorded a $291 million adjustment to reduce the PCI allowance. For further information, see Summary of changes in the allowances on page 31.

(c)
The asset-specific credit card allowance for loan losses is related to loans that have been modified in a TDR; such allowance is calculated based on the loans’ original contractual interest rates and does not consider any incremental penalty rates.

(d)
Management uses allowance for loan losses to period-end loans retained, excluding CIB’s trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of the wholesale allowance coverage ratio.

(e)	For information on the Firm’s nonaccrual policy for credit card loans, see footnote (a) on page 30.

JPMORGAN CHASE & CO.
NON-GAAP FINANCIAL MEASURES AND OTHER NOTES

Non-GAAP Financial Measures

The following are several of the non-GAAP financial measures that the Firm uses for various reasons, including: (i) to allow management to assess the comparability of revenue arising from both taxable and tax-exempt sources, and (ii) more generally, to provide a more meaningful measure of certain metrics that enables comparability with prior periods, as well as with competitors.

(a)
In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results and the results of the lines of business on a “managed” basis. The Firm’s definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm (and each of the reportable business segments) on a FTE basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. This non-GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business.

(b)
The ratios of the allowance for loan losses to period-end loans retained, the allowance for loan losses to nonaccrual loans retained, and nonaccrual loans to total period-end loans excluding credit card and PCI loans, exclude the following: loans accounted for at fair value and loans held-for-sale; PCI loans; and the allowance for loan losses related to PCI loans. Additionally, net charge-offs and net charge-off rates exclude the impact of PCI loans. The ratio of the wholesale allowance for loan losses to period-end loans retained, excluding trade finance and conduits, is calculated excluding loans accounted for at fair value, loans held-for-sale, CIB’s trade finance loans and consolidated Firm-administered multi-seller conduits, as well as their related allowances, to provide a more meaningful assessment of the wholesale allowance coverage ratio.

(c)
Tangible common equity (“TCE”), Return on tangible common equity (“ROTCE”), and Tangible book value per share (“TBVPS”). TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. TCE, ROTCE, and TBVPS are meaningful to the Firm, as well as investors and analysts, in assessing the Firm’s use of equity.

(d)
Corporate & Investment Bank calculates the ratio of the allowance for loan losses to end-of-period loans excluding the impact of consolidated Firm-administered multi-seller conduits and trade finance loans, to provide a more meaningful assessment of CIB’s allowance coverage ratio.

Other Notes

(1) Effective October 1, 2015, the Firm early adopted new accounting guidance that simplifies the presentation of debt issuance costs, by requiring that unamortized debt issuance costs be presented as a reduction of the applicable debt rather than as an asset. The adoption of this guidance had no material impact on the Firm’s Consolidated balance sheets, and no impact on the Firm’s consolidated results of operations. The guidance was required to be applied retrospectively, and accordingly, certain prior period amounts have been revised to conform with the current period presentation.
(2) Effective January 1, 2015, the Firm adopted new accounting guidance for investments in affordable housing projects that qualify for the low-income housing tax credit, which impacted the Corporate & Investment Bank (“CIB”). As a result of the adoption of this new guidance, the Firm made an accounting policy election to amortize the initial cost of its qualifying investments in proportion to the tax credits and other benefits received, and to present the amortization as a component of income tax expense (previously such amounts were predominantly presented in other income). The guidance was required to be applied retrospectively and accordingly, certain prior period amounts have been revised to conform with the current period presentation. The cumulative effect on retained earnings was a reduction of $321 million as of January 1, 2014; and the amount of amortization of such investments reported in income tax expense under the current period presentation was $289 million, $274 million, $281 million, $274 million and $270 million for the three months ended December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014, respectively, and $1.1 billion for each of the full years ended December 31, 2015 and 2014. For additional information on the impact to the effective tax rate as a result of this adoption, see page 4. The impact on net income and earnings per share in prior periods was not material. The adoption of the guidance did not materially change the Firm’s consolidated results of operations on a managed basis as the Firm had previously presented and will continue to present the revenue from such investments on a fully taxable-equivalent (“FTE”) basis for purposes of managed basis reporting.